Exhibit 10.2

LICENSE AND COLLABORATION AGREEMENT

BETWEEN

TOPOTARGET A/S

AND

CURAGEN CORPORATION

DATED AS OF June 3, 2004

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (this “Agreement”), dated as of June 3, 2004, is between TopoTarget A/S, a company duly organized and existing under the laws of Denmark and having offices at Symbion Science Park, Fruebjergvej 3, 2100 Copenhagen, Denmark (“TOPOTARGET”), and CURAGEN Corporation, a company duly organized and existing under the laws of the State of Delaware and having offices at 555 Long Wharf Drive, New Haven, CT 06511, USA (“CURAGEN”).

PRELIMINARY STATEMENTS

A. TOPOTARGET is a biotechnology company with a development program, a library of compounds, and other intellectual property rights relating to HDAC Inhibitors.

B. CURAGEN is a biopharmaceutical company with an interest in commercializing HDAC Inhibitors in the Territory.

C. TOPOTARGET and CURAGEN wish to collaborate in connection with the research, development and commercialization of TOPOTARGET HDAC Inhibitors, upon the terms and conditions set forth in this Agreement.

D. TOPOTARGET and CURAGEN are willing to grant to each other certain rights owned or controlled by them relating to HDAC Inhibitors in connection with their collaboration, upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing preliminary statements and the mutual covenants and agreements of the Parties contained in this Agreement, the Parties hereby agree as follows:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1. DEFINITIONS.

As used in this Agreement, the following terms shall have those meanings set forth in this Section 1 unless the context dictates otherwise.

1.1 “Affiliate” with respect to either Party, shall mean any Person controlling, controlled by, or under common control with, such Party. For purposes of this Section 1.1, “control” shall mean (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, or (ii) the beneficial ownership (as such term is defined in the 1934 Act) of at least 50% of the voting securities or other ownership interest of a Person.

1.2 “Back-Up Product” shall mean, subject to Section 7.2(e), an HDAC Inhibitor other than the First Product or any Future Product that (i) could be claimed under U.S. patent law by the broadest independent composition of matter claim that could be supported by the disclosure of any single Patent within the TOPOTARGET Licensed Technology that covers such First Product or Future Product and (ii) demonstrates at least equivalent efficacy in the same animal model of any disease that was the determining model for selecting the First Product or Future Product for development in such disease, adjusted for therapeutic index (defined by the exposure of the First or Future Product at NOAEL (“no observed adverse effect level”) divided by exposure of the First or Future Product at the ED50 in the same animal species).

1.3 “Collaboration Product” shall mean the First Product, the Future Products and Back-Up Products, unless and until CURAGEN’s license to any such Collaboration Product under this Agreement has terminated in accordance with the terms hereof.

1.4 “Combination Product” means any Covered Product containing (whether in the same formulation or packaged together) both a pharmaceutically active agent which is itself a Covered Product and one or more other pharmaceutically active agents which are not Covered Products.

1.5 “Confidential Information” shall have the meaning set forth in Section 12.1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.6 “Controlled” shall mean the legal authority or right of a Party hereto or an Affiliate of a Party to grant a license or sublicense of intellectual property rights to the other Party hereto to effectuate the purposes of this Agreement, or to otherwise disclose proprietary, trade secret information, or other Confidential Information to such other Party, without breaching the terms of any agreement with a Third Party.

1.7 “Covered Product” shall mean any Collaboration Product the manufacture, sale or use of which in the Field in the country of sale is covered by a Valid Claim of any Patent included in the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology or the Joint Collaboration Technology.

1.8 “CURAGEN Clinical Data” shall have the meaning set forth in Section 8.5.

1.9 “CURAGEN Collaboration Technology” shall mean all Inventions and Know-How first conceived and reduced to practice solely by employees of CURAGEN or of any Third Party working on behalf of or for the benefit of CURAGEN and/or in whose Inventions and Know-How CURAGEN shall have secured rights, in each case in the course of or in connection with the Research Program, as well as any and all Patents covering same.

1.10 “CURAGEN Licensed Technology” shall mean all Patents owned or controlled by, or licensed to, CURAGEN, and all Know-How and Inventions developed, owned or controlled by, or licensed to, CURAGEN, as of the Effective Date, or acquired by or licensed to CURAGEN after the Effective Date to the extent that such Patents, Know-How and/or Inventions are not included within any CURAGEN Collaboration Technology or Joint Collaboration Technology, and which, in the reasonable opinion of the Parties, is necessary for the development, manufacture, use or sale of the relevant Collaboration Product, or which was actually used in the Research Program or by CURAGEN in the development, manufacture, use or sale of such Collaboration Product, all to the extent that CURAGEN has the right to license or otherwise make available such Patents, Know-How and Inventions to TOPOTARGET hereunder.

1.11 “CURAGEN Trademarks” shall have the meaning set forth in Section 8.8.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.12 “Development Program” shall mean the development efforts to be conducted by the Parties as provided in Section 8.

1.13 “Effective Date” shall mean the date first set forth above.

1.14 “EU” shall mean the European Union.

1.15 “FDA” shall mean the United States Food and Drug Administration, or any successor thereto.

1.16 “Field” shall mean the prevention, diagnosis, control or treatment of any human disease or condition by use of a Collaboration Product, either as a single agent or in combination with any other therapy.

1.17 “First Commercial Sale” shall mean, with respect to any Covered Product, the first sale for use or consumption by the general public of such Covered Product in a country in the Territory after all required marketing and pricing approvals have been granted, or otherwise permitted, by the governing health authority of such country. “First Commercial Sale” shall not include the sale of any Covered Product for use in clinical trials or for compassionate use prior to the approval of an NDA.

1.18 “First Product” shall mean any formulation of the chemical compound known as PXD101, as further described in Exhibit A.

1.19 “Future Product(s)” shall mean, subject to Sections 7.2(c), (d) and (f), any formulation of an HDAC Inhibitor other than the First Product which is deemed a Future Product as provided in Section 5.2.

1.20 “HDAC Inhibitor” shall mean [***********************************].

1.21 “IND” shall mean an Investigational New Drug Application to be filed with the FDA, or the equivalent thereof in other countries or regulatory jurisdictions.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.22 “Invention” shall mean any new or useful method, process, manufacture, compound or composition of matter, whether or not patentable or copyrightable, or any improvement thereof.

1.23 “Joint Collaboration Technology” shall mean all Inventions and Know-How first conceived jointly and/or reduced to practice jointly by one or more employees of CURAGEN (or of any Third Party working on behalf of or for the benefit of CURAGEN and/or in whose Inventions and Know-How CURAGEN otherwise has rights) and one or more employees of TOPOTARGET (or of any Third Party working on behalf of or for the benefit of TOPOTARGET and/or in whose Inventions and Know-How TOPOTARGET otherwise has rights), or first conceived by such employees of one Party and reduced to practice by such employees of the other Party, in all cases during the performance of the Parties’ respective obligations under the Agreement, as well as any and all Patents covering same. It is understood, however, that no compounds in TOPOTARGET’s library of HDAC Inhibitors at the outset of the Research Program shall be brought within the “Joint Collaboration Technology” by virtue of CURAGEN and TOPOTARGET employees or Third Parties working on their behalf jointly reducing to practice or demonstrating utility of such compound in any medical or clinical application or indication.

1.24 “Joint Steering Committee” shall mean the entity organized and acting pursuant to Section 4.

1.25 “Know-How” shall mean unpatented technical and other information which is not in the public domain including information comprising or relating to discoveries, inventions, data, designs, formulae, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), processes (including manufacturing processes, specifications and techniques), laboratory records, chemical, pharmacological, toxicological, clinical, analytical and quality control data, trial data, case report forms, data analyses, reports or summaries, and information contained in submissions to and information from ethical committees and regulatory authorities (provided that inclusion of the latter information as “Know-How” shall not be understood to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

limit or restrict a Party’s ability to submit appropriate information to an ethical committee and/or regulatory authority). Know-How includes rights protecting Know-How. No combination of information shall be deemed to be within the public domain because individual features of the information are in the public domain. No information shall be deemed to be within the public domain because it is embraced by more general information in the public domain.

1.26 “NDA” shall mean a New Drug Application to be filed with the FDA, or the equivalent thereof in other countries or regulatory jurisdictions.

1.27 “Net Sales” shall mean, with respect to any Covered Product, the gross amount invoiced to Third Parties by CURAGEN, its Affiliates or its Sublicensees, as the case may be, for such Covered Product, commencing with the First Commercial Sale of such Covered Product, less deductions for:

(i) [************************************************];

(ii) [***********************************************************************],

(iii) [***********************************************************************];

(iv) [*********************************************************************]; and

(v) [***********************************************************************]. [***********************************************************************]. The books and records of CURAGEN, its Affiliates or its Sublicensees, as the case may be, shall be maintained in accordance with the generally accepted accounting principles, consistently applied, and with sufficient particulars as necessary to determine such deductions and amounts.

In the event that CURAGEN, its Affiliates, or Sublicensees intend to sell a Combination Product, the Parties shall meet approximately one (1) year prior to the anticipated Launch of such Combination Product to negotiate in good faith and agree to [********************************************************************************************************].

Notwithstanding the foregoing, in connection with (X) any sale or other disposition of Covered Product that is not a bona fide, arms length transaction for money, or (Y) any other use of Covered Product that does not result in or give rise to sales revenue that is customary in the country in which such use takes place (except as provided in the next paragraph), Net Sales shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

be calculated at the relevant open market price in the country in which such sale, disposition or use takes place, or, if such price is not reasonably ascertainable, at a reasonable price, assessed on an arms length basis, for the goods and/or services received in consideration of the sale, disposition or use of Covered Product.

CURAGEN’s or any of its Affiliate’s transfer of Covered Product to another Affiliate or a Sublicensee shall not result in any Net Sales, unless such Covered Product is consumed by such Affiliate or Sublicensee in the course of its commercial activities. In such case, Net Sales shall occur upon such other Affiliate’s or Sublicensee’s sale of such Covered Product to a Third Party. Further, the disposition of Covered Product for, or the use of Covered Product in, pre-clinical or clinical (Phase I – III) trials or other market-focused (Phase IV or V) trials or free samples shall not result in any Net Sales, unless CURAGEN, its Affiliate or Sublicensee is permitted to receive payment for Covered Product used in clinical trials which includes a reasonable profit.

1.28 “NIH” shall mean the U.S. National Institutes of Health.

1.29 “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and all regulations promulgated pursuant thereto from time to time.

1.30 “Party” shall mean TOPOTARGET or CURAGEN and, when used in the plural, shall mean TOPOTARGET and CURAGEN.

1.31 “Patents” shall mean all letters patent and patent applications, as well as any and all substitutions, extensions, supplementary protection certificates, renewals, continuations, continuations-in-part, divisions, patents-of-addition and/or reissues thereof.

1.32 “Person” shall mean any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

1.33 “Phase II” shall mean within oncology, one or more trials with enough patients (usually 20 patients or more) in at least one treatment arm designed to determine a reasonable estimate of response rate (usually a confidence interval narrow enough to be acceptable as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

evidence of activity versus active or historical control data). For other indications, one or more randomized controlled trials of sufficient size to determine with 80% power an a priori agreed upon clinical effect.

1.34 “Phase III” shall mean one or more pivotal trials designed and powered for registration with FDA. Agreement from the FDA on study design must be obtained before Phase III initiation in a pre-Phase III meeting or through FDA’s Special Protocol Assessment Procedures.

1.35 “Phase II Initiation” shall mean the day when the first patient in the first Phase II clinical trial of the relevant Collaboration Product, which trial has been approved by the Joint Steering Committee, gets dosed. If the trial is a Phase I/II trial, the Initiation of Phase II refers to the day when the first patient in the treatment arm designed to determine a reasonable estimate of response rate gets dosed.

1.36 “Phase III Initiation” shall mean the day when the first patient in the first Phase III clinical trial of the relevant Collaboration Product, which trial has been approved by the Joint Steering Committee, gets dosed.

1.37 “Research Plan” shall have the meaning set forth in Section 5.1.

1.38 “Research Program” shall mean the research program that is conducted by TOPOTARGET and CURAGEN pursuant to Section 5.

1.39 “Research Term” shall have the meaning set forth in Section 5.8.

1.40 “Royalty Term” shall mean, with respect to each Covered Product sold in a country, the period of time commencing on the First Commercial Sale in such country and ending on the date of expiration of the last Valid Claim of any Patent included in the TOPOTARGET Licensed Technology, or the TOPOTARGET Collaboration Technology, or the Joint Collaboration Technology in such country which is directed to the composition of matter or use in the Field of such Covered Product or a pharmaceutical preparation containing such Covered Product, or which is directed to a manufacturing process actually used for the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

manufacture of such Covered Product; provided, however, that in any country where only Valid Claims of such manufacturing process patents remain, the Royalty Term shall end on the last day of the first calendar quarter in which units of generic versions of the Covered Product sold in such country equal or exceed [******(****)] of all units of Covered Product sold in such country.

1.41 “Sublicensee” shall mean a Third Party to which CURAGEN has granted sublicense rights under the TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, and/or Joint Collaboration Technology.

1.42 “Substances” shall have the meaning assigned thereto in Section 5.6.

1.43 “Supply Agreement” shall have the meaning assigned thereto in Section 11.2.

1.44 “Territory” shall mean all of the countries in the entire world other than those countries in the TOPOTARGET Territory.

1.45 “Third Party” shall mean any Person who or which is neither a Party nor an Affiliate of a Party.

1.46 “TOPOTARGET Clinical Studies” shall have the meaning assigned thereto in Section 8.4.

1.47 “TOPOTARGET Collaboration Technology” shall mean all Inventions and Know-How first conceived and reduced to practice solely by employees of TOPOTARGET, or of any Third Party working on behalf of or for the benefit of TOPOTARGET and/or in whose Inventions and Know-How TOPOTARGET shall have secured rights, in each case in the course of or in connection with the Research Program, as well as any and all Patents covering same. It is understood, however, that no compounds in TOPOTARGET’s library of HDAC Inhibitors at the outset of the Research Program shall be brought within the “TOPOTARGET Collaboration Technology” (as opposed to being within “TOPOTARGET Licensed Technology”) by virtue of TOPOTARGET reducing to practice or demonstrating utility of such compound in any medical or clinical application or indication during the course of or in connection with the Research Program.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

1.48 “TOPOTARGET Licensed Technology” shall mean all Patents owned or controlled by, or licensed to, TOPOTARGET, and all Know-How and Inventions developed, owned or controlled by, or licensed to, TOPOTARGET, as of the Effective Date, or which are developed, acquired by or licensed to TOPOTARGET after the Effective Date to the extent such Patents, Know-How and/or Inventions are not included within any TOPOTARGET Collaboration Technology or Joint Collaboration Technology, and which, in the reasonable opinion of the Parties, is necessary for or may be useful in the development, manufacture, use or sale of Collaboration Products in the Field in the Territory, all to the extent that TOPOTARGET has the right to license or otherwise make available such Patents, Know-How and Inventions to CURAGEN hereunder. A list of all such Patents in existence on the Effective Date is included in Exhibit A attached.

1.49 “TOPOTARGET Territory” shall mean the following countries: Norway, Iceland, Switzerland, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, United Kingdom, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia, Slovenia, Russian Federation, Ukraine, Albania, Andorra, Belarus, Bosnia-Hercegovina, Bulgaria, Croatia, Liechtenstein, Moldova, Monaco, Romania, Serbia-Montenegro, Yugoslavia (Macedonia), Turkey, and Israel.

1.50 “Valid Claim” shall mean a claim of any issued letters patent that, in each case, has not been held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

2. REPRESENTATIONS AND WARRANTIES.

2.1 Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party that, as of the Effective Date:

(a) Such Party is duly organized and validly existing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c) This Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforceability may be affected by laws affecting creditors’ rights generally. The execution, delivery and performance of this Agreement by such Party do not and shall not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a party or by which such Party may be bound, except as expressly set forth in Section 2.2(g), and do not and shall not, to the best of such Party’s knowledge, violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with the execution, delivery and performance of this Agreement have been obtained;

(d) Such Party has sufficient facilities, experienced personnel and other capabilities to enable it to perform its obligations under this Agreement; and

(e) No Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or of any agent of such Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

2.2 Additional Representations and Warranties of TOPOTARGET. TOPOTARGET represents and warrants to CURAGEN that, as of the Effective Date:

(a) TOPOTARGET and/or its Affiliates are the owner of, or have exclusive rights to, all of the Patents included in the TOPOTARGET Licensed Technology in existence on the Effective Date, and have the exclusive right to grant the licenses granted under this Agreement;

(b) All such Patents consist of either patent applications that have been filed and are pending and actively being prosecuted as of the Effective Date, or issued letters patent that are in full force and effect and have been maintained through the Effective Date;

(c) TOPOTARGET is not aware of any asserted or unasserted claim or demand which it believes can be enforced by a Third Party against any such Patents;

(d) To the best of TOPOTARGET’s knowledge and belief, the practice of all inventions claimed in such Patents and the performance of the Research Program as currently contemplated by the Parties does not and shall not infringe upon or conflict with any patent, copyright or other proprietary right of any Third Party;

(e) TOPOTARGET and/or its Affiliates are the owner(s) of, or have exclusive rights to all of the Know-How and Inventions included in the TOPOTARGET Licensed Technology in existence on the Effective Date, and have the right to grant the licenses granted under this Agreement;

(f) To the best of TOPOTARGET’s knowledge and belief, such Know-How and Inventions were not obtained by TOPOTARGET in violation of any contractual or fiduciary obligation to which TOPOTARGET, or any of its employees or staff members are or were bound, or by the misappropriation of the trade secrets of any Third Party;

(g) TOPOTARGET has not entered into any agreement with any Third Party, except for The NATIONAL INSTITUTES OF HEALTH/NATIONAL CANCER INSTITUTE, LEO PHARMA A/S and the WORLD HEALTH ORGANIZATION, as set out in Section 3 below, which is in conflict with the rights granted to CURAGEN under to this Agreement, and the execution and performance of this Agreement by TOPOTARGET do not and shall not violate any agreement or undertaking to which TOPOTARGET is a party; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(h) To the best of TOPOTARGET’s knowledge and belief, all of the data and information that TOPOTARGET has provided to CURAGEN prior to the Effective Date relating to such Patents, Know-How and Inventions, are reasonably accurate, and to the best of TOPOTARGET’s knowledge and belief, TOPOTARGET has not omitted therefrom any material data or information in TOPOTARGET’s possession or control reasonably in advance of the Effective Date concerning same that a reasonable Person in CURAGEN’s position would want to have examined prior to executing this Agreement.

2.3 Disclaimer. THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY SET FORTH HEREIN. TOPOTARGET AND CURAGEN DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO EACH OF THEIR RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EFFORTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, WHETHER THE PRODUCTS CAN BE SUCCESSFULLY DEVELOPED OR MARKETED, THE ACCURACY, PERFORMANCE, UTILITY, RELIABILITY, TECHNOLOGICAL OR COMMERCIAL VALUE, COMPREHENSIVENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WHATSOEVER OF THE PRODUCTS.

3. THIRD PARTY AGREEMENTS, EXCLUSIVITY.

3.1 Representations and Warranties of TOPOTARGET with respect to Collaborative Research and Development Agreement (“CRADA”). TOPOTARGET represents and warrants to CURAGEN that, as of the Effective Date.

(a) TOPOTARGET has entered into a Letter of Intent for Proposed Collaborative Research and Development Agreement with the NIH dated as of March 24, 2004 (the “CRADA LOI”), a copy of which has been furnished to CURAGEN;

(b) TOPOTARGET and NIH are diligently pursuing execution of a formal Collaborative Research and Development Agreement (“CRADA”), but have not yet entered such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

an agreement. TOPOTARGET shall include CURAGEN as a party to the CRADA, or else TOPOTARGET shall not include any aspect of clinical research in the CRADA and shall use its best efforts to cause any aspects of the proposed CRADA which are relevant to clinical research to be embodied in a separate CRADA between CURAGEN and NIH; and

(c) TOPOTARGET shall include in the CRADA provision(s) permitting CURAGEN to receive all information described under Section 3.2, and permitting CURAGEN employees to participate on the CRADA Steering Committee as described under Section 3.2 and CURAGEN shall do the same for TOPOTARGET if CURAGEN enters into any CRADA as provided above.

3.2 TOPOTARGET Obligations. TOPOTARGET agrees that during the term of the CRADA:

(a) TOPOTARGET will designate two CURAGEN employees, as selected by CURAGEN from time to time, as representatives on the CRADA Steering Committee (as defined in the CRADA), provided that all matters relating to the CRADA shall be discussed by the Joint Steering Committee or its designated subcommittees, as applicable, pursuant to Article 4 below, and provided further that all official communications and/or decisions on behalf of CURAGEN and/or TOPOTARGET with respect to any CRADA shall be communicated to the CRADA Steering Committee and/or NIH by the TOPOTARGET representatives of the CRADA Steering Committee with respect to any pre-clinical products and by the CURAGEN representatives of the CRADA Steering Committee with respect to any products in clinical trials.

(b) TOPOTARGET will use commercially reasonable efforts to fulfill all of its material obligations under the CRADA, to the extent such obligations have not been expressly delegated to CURAGEN hereunder;

(c) TOPOTARGET shall not enter into any subsequent agreement with the NIH that modifies or amends the CRADA in any way that could potentially adversely affect CURAGEN’s rights under this Agreement without CURAGEN’s prior written consent, which shall not be unreasonably withheld, and shall provide CURAGEN with a copy of all modifications to or amendments of the CRADA, regardless of whether CURAGEN’s consent was required with respect thereto;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(d) TOPOTARGET shall not terminate the CRADA in whole or in part, directly or indirectly, without CURAGEN’s prior written consent, which shall not be unreasonably withheld; provided, however, that the Joint Steering Committee shall have the right, upon written notice to TOPOTARGET, to require TOPOTARGET to terminate the CRADA, in whole or in part, in accordance with its terms at any time, if in the reasonable judgment of the Joint Steering Committee the continuation of the CRADA will adversely impact the clinical development of Collaboration Products in the Territory;

(e) TOPOTARGET shall request the NIH to allow TOPOTARGET and CURAGEN to be involved in the planning of any Data Safety Monitoring Board (DSMB) and to be involved in any Serious Adverse Events (SAE) communication cascades;

(f) TOPOTARGET shall promptly notify CURAGEN and furnish CURAGEN with copies of all reports and other communications TOPOTARGET receives from NIH pursuant to the CRADA that relate to the subject matter of this Agreement, including those related to DSMB or SAE;

(g) TOPOTARGET shall allow CURAGEN to review and approve prior to submission to NIH all reports and other communications that TOPOTARGET intends to furnish to NIH which relate to the subject matter of this Agreement;

(h) TOPOTARGET shall furnish CURAGEN with copies of all notices received by TOPOTARGET relating to any alleged breach or default of any material obligation by TOPOTARGET under the CRADA within three business days after TOPOTARGET’s receipt thereof and, if TOPOTARGET cannot or chooses not to cure or otherwise resolve any such alleged breach or default, TOPOTARGET shall allow CURAGEN, in CURAGEN’s sole discretion, to cure or otherwise resolve any such alleged breach or default; and

(i) Except for the initiation of litigation of any type against NIH or the National Cancer Institute, TOPOTARGET shall use all commercially reasonable efforts, at

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

TOPOTARGET’s sole expense, to exercise and enjoy the direct benefit of all of TOPOTARGET’s affirmative rights under the CRADA, to the extent they relate to Collaboration Products in the Field and in the Territory, including without limitation obtaining exclusive license rights in the Field and Territory to all Subject Inventions as defined therein.

(j) In the event that CURAGEN enters into any CRADA as provided in Section 3.1(b), CURAGEN shall adhere to each of (b) through (i) above, with the designations of the Parties reversed.

3.3 Rights of, and Obligations to LEO PHARMA A/S and the World Health Organization.

(a) Leo.

(i) The Parties acknowledge that TOPOTARGET has entered into a Material Transfer and Screening Agreement with LEO PHARMA A/S (“Leo”) dated as of October 27, 2003 (the “Leo Agreement”), and that pursuant to such Leo Agreement, Leo may obtain worldwide rights to certain HDAC Inhibitors for use solely in the field of dermatological diseases, as defined in the Leo Agreement (the “Leo Field”). The Parties further acknowledge that TOPOTARGET is prohibited from entering into any agreement regarding the screening or development in the Leo Field of the 10 HDAC Inhibitors provided to Leo for evaluation pursuant to the Leo Agreement during the term of the Leo Agreement, as defined therein. The Parties hereby agree that notwithstanding anything herein to the contrary, the rights granted to CURAGEN by TOPOTARGET hereunder, including without limitation any grant of “exclusive” rights, shall be subject to TOPOTARGET’s obligations to Leo, and the rights granted to Leo, under the Leo Agreement; provided, however, that CURAGEN shall have the right to approve in advance the terms and conditions of any license to be granted to Leo regarding the use of HDAC Inhibitors in the Leo Field (such approval to not be unreasonably withheld), and that TOPOTARGET shall pay to CURAGEN [******(*****)] of any consideration received by TOPOTARGET under any such license, net of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

TOPOTARGET’s fully-burdened labor costs for any collaborative research or development activities required to be performed by TOPOTARGET pursuant to any such license and its out-of-pocket expenses related to the granting of such license, which payments shall be made within thirty (30) days of receipt of any such consideration.

(ii) TOPOTARGET hereby represents and warrants to CURAGEN than it has disclosed to CURAGEN the identity of the 10 HDAC Inhibitors that it has provided to Leo pursuant to the Leo Agreement and that it will inform CURAGEN of the status of any and all license negotiations which are conducted with Leo pursuant to the Leo Agreement.

(b) The World Health Organization.

(i) The Parties acknowledge that TOPOTARGET has transferred HDAC Inhibitors to the World Health Organization (“WHO”) pursuant to a letter dated as of March 28, 2003 (the “WHO Agreement”), and that pursuant to such WHO Agreement, WHO may desire to obtain rights to certain HDAC Inhibitors for use in the field of malarial diseases (the “WHO Field”). The Parties hereby agree that notwithstanding anything herein to the contrary, the rights granted to CURAGEN by TOPOTARGET hereunder, including without limitation any grant of “exclusive” rights, shall be subject to any of TOPOTARGET’s obligations to WHO, and any rights granted to WHO, under the WHO Agreement; provided, however, that CURAGEN shall have the right to approve in advance the terms and conditions of any license to be granted to WHO regarding the use of HDAC Inhibitors in the WHO Field (such approval to not be unreasonably withheld), and that TOPOTARGET shall pay to CURAGEN [******(*****)] of any consideration received by TOPOTARGET under any such license, received by TOPOTARGET under any such license, net of TOPOTARGET’s fully-burdened labor costs for any collaborative research or development activities required to be performed by TOPOTARGET pursuant to any such license and its out-of-pocket expenses related to the granting of such license, which payments shall be made within thirty (30) days of receipt of any such consideration.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

3.4 Exclusivity. (a) During the Research Term - For the duration of the Research Term, CURAGEN shall be TOPOTARGET’s exclusive collaborator for HDAC Inhibitors in the Territory, and CURAGEN therefore agrees that, during the Research Term, CURAGEN and its Affiliates shall not, for the benefit of CURAGEN or any Third Party, acquire rights from any Third Party, perform any research or clinical development for, collaborate with or grant licenses to any Third Party, in all cases with respect to any HDAC Inhibitors other than Collaboration Products, except as provided in Section 3.4(d) below.

(b) Without limiting the generality of Section 3.4(a), during the Research Term, (i) TOPOTARGET agrees that it shall not, itself or through another party, perform research for, collaborate with or grant licenses to any Third Party with respect to any HDAC Inhibitor for use in the Field within the Territory, and will not, itself or through another party, undertake such activities with respect to any HDAC Inhibitor for use in the Field within the Territory for the benefit of any Third Party, except in connection with the Third Party Agreements described in Section 3.1 hereof or as otherwise expressly permitted herein in Section 3.3, and (ii) TOPOTARGET shall be permitted, itself and/or with one or more other parties, to perform research for, collaborate with and/or grant licenses to any Third Party with respect to any HDAC Inhibitor for development, sale and/or use solely within the TOPOTARGET Territory, subject only to the provisions of Section 3.5 hereof and to the provisions of Section 8.4 hereof.

(c) Following the Research Term. TOPOTARGET agrees that, following the Research Term, it shall not, itself or through another party, for the benefit of TOPOTARGET or any Third Party, perform research for, collaborate with or grant licenses to any Third Party with respect to any Collaboration Product for use in the Territory, or perform clinical development anywhere in the world with respect to, or market or sell any HDAC Inhibitor in a therapeutic indication (e.g., lung cancer) within the Territory, for which, at the time of the commencement of any such research, collaboration, license grant, clinical development, marketing or selling, any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Collaboration Product is being marketed or developed, or is planned for development based on demonstrated efficacy in a relevant animal model of a disease (“CURAGEN Indications”) for use in the Territory in the Field and such Collaboration Product continues to be diligently developed in that indication by CURAGEN. CURAGEN shall regularly advise TOPOTARGET of such development and planning for development, and TOPOTARGET shall notify CURAGEN of any intent to exercise its rights hereunder within the Territory and provide CURAGEN with [******(*****)] business days in which to update any such information as to which indications are currently in development or planned for development based on demonstrated efficacy in a relevant animal model of a disease. In the event that any such prohibited clinical development of a TOPOTARGET HDAC Inhibitor is conducted by an independent Third Party which leads to the use of any such HDAC Inhibitor in a CURAGEN Indication in competition with actual sales of a Collaboration Product that has been developed specifically for that indication, the Parties shall agree in good faith on appropriate compensation to CURAGEN [***************************************************************]; PROVIDED THAT such compensation shall not exceed the lesser of (i) [****************** *********************************] or (ii) [***********************************]. In the event that the parties cannot agree on appropriate compensation after ninety (90) days of good faith negotiations, the parties shall refer the matter to an independent expert agreed upon by the parties, who will set such compensation at an amount not to exceed the lesser of (i) and (ii) above. The decision of the expert shall be binding on the parties, and any compensation provided to CURAGEN pursuant to this Section 3.4(c) shall be CURAGEN’s exclusive remedy and TOPOTARGET’s sole obligation and liability with respect to any independent Third Party clinical development as described herein.

(d) The Parties hereby agree that, during the Research Term, CURAGEN shall not be permitted to license an HDAC Inhibitor or acquire a Third Party with an HDAC Inhibitor program and CURAGEN shall prohibit its Affiliates from licensing HDAC Inhibitors from Third Parties or acquiring a Third Party with an HDAC Inhibitor program as provided above. Notwithstanding the foregoing, in the event that CURAGEN is acquired by a Third Party which has an HDAC Inhibitor program, such transaction shall not be precluded by this Section

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

3.4 and, subject to compliance with Sections 7.2(f), 8.2(a) and Article 12, CURAGEN shall be free to develop and commercialize any HDAC Inhibitors arising from such Third Party’s program alone or in conjunction with such Third Party following any such transaction.

(e) TOPOTARGET’s activities with respect to HDAC Inhibitors which are not Collaboration Products shall not be limited except as expressly provided in this section. Nothing in this Section 3.4 shall in any way be deemed to affect the scope of any licenses or rights expressly granted to CURAGEN pursuant to Section 7 below, or the Parties’ obligations pursuant to Section 8 or Section 12 below.

3.5 Licensing by TOPOTARGET within the TOPOTARGET Territory; CURAGEN’s Right of First Negotiation.

(a) In the event that TOPOTARGET wishes to grant any Third Party licenses or rights in any country within the TOPOTARGET Territory with respect to the development, marketing or distribution of a Collaboration Product (regardless of whether TOPOTARGET or such Third Party initiated discussions of such sublicensing), it may do so during the Research Term only after such Collaboration Product has completed Phase II clinical studies and after the Research Term it may do so at any development stage. In any event, before making or accepting any such Third Party offer, as the case may be, TOPOTARGET shall first propose to grant such rights to CURAGEN. Such proposal shall be in writing, be made in good faith, and set forth terms no less favorable to CURAGEN than those to be offered to, or offered by, such Third Party. Within [********] days after receipt of any such proposal, CURAGEN shall notify TOPOTARGET as to whether CURAGEN wishes to enter into negotiations for such rights. If CURAGEN provides timely notice that it wishes to do so, then the Parties shall conduct exclusive negotiations and use good faith efforts to conclude an agreement within [********] days thereafter. If the Parties are unable to agree upon the terms of such agreement despite the use of good faith efforts for a period of at least [********] days, CURAGEN shall put its proposal in writing (the “Last Offer”). Thereafter, TOPOTARGET shall be free to grant a license or other rights to Third Parties to the rights described in such Last Offer, but only during a [*****(***)] month period following receipt of such Last Offer and only on terms more

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

favorable to TOPOTARGET as the Last Offer made by CURAGEN. If, on the other hand, (i) CURAGEN gives TOPOTARGET notice that CURAGEN does not wish to enter into any such license, or (ii) CURAGEN does not respond to TOPOTARGET’s initial proposal within [********] days after receipt thereof, then TOPOTARGET shall be free to grant a license or other rights as outlined in the initial proposal to Third Parties on any terms, but only during a [*****(***)] month period following such initial proposal.

(b) For [*****(***)] months after the Effective Date, TOPOTARGET shall exclusively negotiate in good faith with CURAGEN for a license to its E2F program. At CURAGEN’s option, such license can include screening assays and/or compounds.

4. JOINT STEERING COMMITTEE

4.1 Members. The Parties shall establish a Joint Steering Committee (the “Joint Steering Committee”), which shall comprise three representatives designated by each Party (or such other number as the Parties may agree). The initial members of the Joint Steering Committee are set forth on Exhibit B. Members of the Joint Steering Committee may be represented at any meeting by a designee who is appointed by such member for such meeting and who has authority to act on behalf of such member. The chairperson shall be selected by CURAGEN and the initial chairperson is designated on Exhibit B. Each Party shall be free to replace its representative members with new appointees who have authority to act on behalf of such Party, on notice to the other Party.

4.2 Responsibilities. The Joint Steering Committee shall be responsible for overseeing and directing the Research Program and the Development Program. Its duties, therein, shall include, without limitation:

(i) evaluating and determining scientific criteria to be implemented under the Research Program;

(ii) after providing thirty (30) days notice, proposing, approving and, from time to time, updating and modifying the Research Plans and Development Program plans;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(iii) providing guidance for the implementation of the Research Plans and Development Program plans;

(iv) determining the deliverables each Party is responsible for under the Research Plans and Development Program;

(v) reviewing expenditures made by TOPOTARGET to verify that such expenditures conformed with the budget established in the annual Research Plan

(vi) allocating responsibilities and resources between the Parties with respect to the Research Program and Development Program;

(vii) determining whether to commence or terminate various projects under the Research Program;

(viii) setting patent filing policies and making patent filing determinations, as contemplated by Sections 6.4(a) – (d);

(ix) evaluating data from the Research Program and designating Future Products for further development;

(x) reviewing the results of any clinical trials conducted by CURAGEN or by TOPOTARGET pursuant to the Development Program and assigning to the Parties’ activities under the Development Program based on such results, as appropriate;

(xi) reviewing and evaluating progress, milestone achievement and diligence under the Research Program and the Development Program, provided that the Joint Steering Committee shall not have authority to make any determination that either Party is in breach of its obligations under this Agreement or any Research Plan or other plan created by the Joint Steering Committee;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(xii) providing for the exchange of information between the Parties relating to the Research Program and the Development Program;

(xiii) addressing issues and resolving differences that may arise between the Parties with respect to the Research Program and the Development Program;

(xiv) approving all CRADA research plans and amendments thereto and all other official decisions to be communicated to NIH with respect to any CRADA; and

(xv) approving any Party’s entrance into agreements and other arrangements with third party service providers for services necessary to effectuate the purposes of the Research Plan.

4.3 Research Team and Development Team. The Joint Steering Committee shall, at request of either Party, be authorized to constitute separate committees to oversee the Research Program and/or the Development Program, which committees will operate under written guidelines set forth by the Joint Steering Committee and which are consistent with the terms of this Agreement. Such committees shall have the same allocation of members from each party as the allocation for the Joint Steering Committee.

4.4 Meetings. The Joint Steering Committee shall meet at least once every calendar quarter, and more frequently as the Parties deem appropriate, on such dates and at such times as the Parties shall agree, on 10 days’ written notice to the other Party unless such notice is waived by the Parties. The Joint Steering Committee may convene or be polled or consulted from time to time by means of telecommunications, video conferences or correspondence, as deemed necessary or appropriate by the Parties. To the extent that meetings are held in person, they shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notices of meetings to all members.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.5 Decisions.

(a) A quorum for a meeting of the Joint Steering Committee shall require the presence of at least one TOPOTARGET member (or designee) and at least one CURAGEN member (or designee) in person or by telephone. All decisions made or actions taken by the Joint Steering Committee shall be made unanimously by its members, with the TOPOTARGET members cumulatively having one vote and the CURAGEN members cumulatively having one vote.

(b) In the event that unanimity cannot be reached by the Joint Steering Committee with respect to a matter that is a subject of its decision-making authority, (i) any matter concerning the development and commercialization of any First Product or Future Product after the acceptance for filing of an IND by the FDA, or the appropriate scope of any regulatory toxicity studies of any Future Product, shall be decided by the designated officer of CURAGEN in good faith, taking into account the reasonable commercial interests of TOPOTARGET and the express provisions of this Agreement, and (ii) any matter concerning the development of any First Product or Future Product prior to the acceptance for filing of an IND by the FDA, or the allocation of any funds provided by CURAGEN pursuant to Section 5.3(a), shall be decided by the designated officer of TOPOTARGET in good faith, taking into account the reasonable commercial interests of CURAGEN and the express provisions of this Agreement.

4.6 Minutes. Within 15 days after each Joint Steering Committee meeting, the Chairman, of the Joint Steering Committee or another member of the Steering Committee designated by the Chairman, shall have prepared and distributed minutes of the meeting, which shall provide a description in reasonable detail of the discussions had at the meeting and a list of any actions, decisions or determinations approved by the Joint Steering Committee. Draft minutes shall circulated to all members of the Joint Steering Committee sufficiently in advance of the next meeting to allow adequate review and comment prior to the meeting. Minutes shall be approved or disapproved, and revised as necessary, at the next meeting. Final minutes shall be distributed to the members of the Joint Steering Committee.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

4.7 Term. The Joint Steering Committee shall exist until the termination or expiration of the Research Program and the Development Program.

4.8 Expenses. Each Party shall be responsible for all travel and related costs for its representatives to attend meetings of, and otherwise participate on, the Joint Steering Committee.

5. COLLABORATIVE RESEARCH PROGRAM.

5.1 Scope of Research Program. The Parties agree to undertake a Research Program for the pre-clinical development of the First Product, including use as a combination therapy, and for pre-clinical development of Future Products. The Joint Steering Committee shall prepare, or have prepared, and provide to each Party a detailed description, mutually acceptable to the Parties in form and substance, of the activities to be undertaken during each 12-month period during the Research Program, which shall include a reasonably detailed description of the goals and scope of such research, a corresponding detailed budget for each Party, the allocation of responsibilities to the respective Parties and a work plan, milestones and project target dates for such period (including the personnel, equipment and facilities that TOPOTARGET or CURAGEN is required to provide) (each such 12-month plan, as may be updated or modified from time to time, a “Research Plan”). The objective of the Research Plan will be to allow and support US IND submissions and submissions to governmental authorities of other countries as determined by the Joint Steering Committee concerning the First Product and Future Products. The initial Research Plan is attached as Exhibit C. Each subsequent Research Plan shall be embodied in a letter agreement to be executed by the Parties and shall be finalized at least thirty (30) days prior to the end of the prior twelve-month period. The Joint Steering Committee shall regularly review, update and, as necessary, modify each Research Plan from time to time. The Joint Steering Committee shall promptly provide each Party with any such updates or modifications.

5.2 Selection of Future Products. As of the Effective Date, TOPOTARGET shall have disclosed to CURAGEN all HDAC Inhibitors that have met the conditions set forth in Exhibit D and, during the Research Term, TOPOTARGET shall promptly disclose to CURAGEN all future HDAC Inhibitors Controlled by TOPOTARGET that meet such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

conditions, whether identified during the course of performance of the Research Program or otherwise. All such HDAC Inhibitors that meet the conditions set forth in Exhibit D and that are shown to have efficacy in an animal model other than the [********] model prior to or during the course of the Research Program shall be deemed Future Products for purposes of this Agreement. Each disclosure hereunder regarding an HDAC Inhibitor shall include the composition of the HDAC Inhibitor and all data with respect thereto in the possession or Control of TOPOTARGET.

5.3 Support of Research Program.

(a) Subject to Section 5.3(e), on or before the first day of each calendar quarter during the Research Term, CURAGEN shall advance one fourth of the annual Research Program budget for TOPOTARGET as specified in the relevant Research Plan via wire transfer into an account designated by TOPOTARGET. Payments for any partial calendar quarter during the Research Term shall be prorated. Such payments shall cover all pre-clinical development costs incurred by TOPOTARGET in conducting the Research Plan for selected HDAC Inhibitors Controlled by TOPOTARGET and meeting the criteria in Exhibit D, including animal models of efficacy and ADME, PK, toxicology and mutagenicity studies, and including any such work related to use in combination therapy, and also including all pre-clinical studies (other than regulatory toxicity studies) for Future Products, and including all relevant product supply costs, in each case as authorized in advance by the Joint Steering Committee under each Research Plan. If any such costs include labor costs for TOPOTARGET employees, they shall be budgeted at an annual FTE rate of [*********************(********)] which amount includes an allocation of direct overhead expenses, which rate shall be revised annually at TOPOTARGET’s request subject to approval of the Joint Steering Committee. At the end of each calendar quarter, TOPOTARGET shall provide the STEERING COMMITTEE with a list itemizing expenditures and charges over the preceding quarter.

(b) At the end of each calendar year, TOPOTARGET shall provide a full accounting to CURAGEN of actual expenditures for work actually done by TOPOTARGET under the Research Plan during the preceding calendar year. If the expenses and charges of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

TOPOTARGET exceed the budgeted amount for any quarter, as such budget may be amended in accordance with the terms hereof, CURAGEN shall have no obligation to reimburse TOPOTARGET for any such overrun. At the time of the final annual report, any such excess funds shall be carried forward to the next calendar year for use by TOPOTARGET in discharging its duties under the next annual Research Plan. However, in no case shall any quarterly payment by CURAGEN be reduced or withheld by CURAGEN because of any excess funds remaining in the designated account of TOPOTARGET.

(c) Costs for regulatory toxicology studies required to support the initial US IND for the First Product shall be paid from and charged against the Research Program budget as specified in Section 5.3(e). Any costs for any regulatory toxicology studies for any Future Product and for new formulations or different administration schedules of the First Product shall not be paid from or be charged against the quarterly advances made by CURAGEN pursuant to Section 5.3(a), and shall be CURAGEN’s responsibility unless CURAGEN has provided written notice within thirty (30) days of receipt of written notice of a Joint Steering Committee recommendation regarding such studies that it does not wish to fund such studies, in which event Section 7.2(d) shall apply.

(d) In no event shall costs incurred by CURAGEN in carrying out any work directed by the Joint Steering Committee under Section 5.3(f) be paid for from the funds described in Section 5.3(a) above. Such funds shall also not be used to fund any SAR chemistry or manufacturing process development work performed by TOPOTARGET or any in-vitro research as described in Section II of Exhibit C hereto performed by either Party, which work shall be funded by the Party who is to perform such work.

(e) Pursuant to Section 5.3(a), CURAGEN shall be obligated to pay a maximum of US$6,000,000 towards costs of the Research Program over the first three (3) years of the Research Program and aggregate payments shall not at any time exceed more than $500,000 per quarterly period for all quarterly periods which have elapsed since the Effective Date without CURAGEN’s prior written consent. The Joint Steering Committee may recommend an increase or an acceleration in such budget to the extent necessary to complete any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

relevant work allocated to TOPOTARGET under this Agreement or under the Research Plan; provided, however, that CURAGEN shall not be required to fund any such excess amount or agree to any acceleration of payments without its prior written consent. In the event that TOPOTARGET’s budgeted expenses as approved by the Joint Steering Committee reach US$6,000,000 prior to the end of the Research Term, the Research Program shall terminate unless otherwise agreed by the Parties. Neither party shall be liable to the other party for any costs, damages, expenses or other liabilities as a result of such termination, and neither party shall have any obligation to continue work under the Research Plan following the date of such termination.

(f) If requested by the Joint Steering Committee, CURAGEN shall utilize its systems biology technologies to support the Research Program, subject to CURAGEN’s prior approvals, not to be unreasonably withheld, with advance notice to TOPOTARGET. The Joint Steering Committee may decide that CURAGEN should participate in certain activities other than as described above relating to identification and in-vitro evaluation of Future Products. If so agreed, then such activities shall be documented in writing and reported to TOPOTARGET and the Joint Steering Committee.

5.4 Conduct of Research Program. During the term of the Research Program, each Party shall:

(a) undertake an interactive, cooperative Research Program with the other Party as set forth in the Research Plans, and such other activities that the Joint Steering Committee decides, from time to time, are necessary for the scientific or commercial success of the Research Program, consistent with Article 4, this Agreement, and the intent of the Parties as evidenced by this Agreement;

(b) use all reasonable efforts and proceed diligently to perform the work set out for such Party to perform under the Research Plan, including, without limitation, by using personnel with sufficient skills and experience, together with sufficient equipment and facilities;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(c) conduct the Research Program in good scientific manner, in compliance with all requirements of all applicable laws, rules and regulations and all other requirements of any applicable good laboratory practices and using resources consistent with those that such party would dedicate to its own research efforts, to attempt to achieve the objectives of the Research Program in a reasonably efficient and expeditious manner;

(d) provide the other Party with notice of all significant developments and of all milestones achieved in the performance of the Research Program as they occur, in accordance with any guidelines established by the Joint Steering Committee;

(e) promptly provide an invention disclosure report to the other Party with respect to any Invention included in the TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, CURAGEN Collaboration Technology or Joint Collaboration Technology;

(f) allow representatives of the other Party, upon reasonable notice and during normal business hours, and subject to reasonable restrictions necessary to protect the confidentiality of such Party’s other programs, to visit the facilities of such Party where the Research Program is being conducted, and consult informally, during such visits and by telephone, with such Party’s personnel performing work on the Research Program; and

(g) with respect to each Party, ensure that all of its employees and agents involved in the Research Program on such Party’s behalf agree, in writing, to assign to such Party, directly or indirectly, such Person’s entire interest in and to any and all Inventions arising from such involvement.

5.5 Records.

(a) TOPOTARGET and CURAGEN each shall maintain records in a manner suitable for carrying out the purposes of the Research Program, and in sufficient detail and in good scientific manner (which shall be complete and accurate in all material respects) and in a form required under all applicable laws and regulations. Each Party shall use reasonable efforts to maintain its records, and to require its subcontractors to do so, in an electronic form suitable

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

for electronic filing with any regulatory authority. In addition, TOPOTARGET shall retain records of personnel commitments and other expenditures made in support of the Research Program in sufficient detail to satisfy its reporting requirements to the Steering Committee. CURAGEN shall maintain its records in a similar form.

(b) TOPOTARGET and CURAGEN shall share all information contained in such records, and each shall have the right, during normal business hours, upon reasonable notice and subject to such reasonable procedures as the other Party may require, to inspect and copy all such records of the other Party relating specifically to the Research Program to the extent reasonably required for the performance of the inspecting Party’s obligations, or exercise of such Party’s rights, under this Agreement. TOPOTARGET and CURAGEN each shall maintain such records and the information of the other Party contained therein in confidence in accordance with Section 12 and shall not use such records or information except to the extent otherwise permitted by this Agreement.

5.6 Material Transfer. In order to facilitate the Research Program, either Party may provide to the other Party certain biological materials or chemical compounds (collectively, the “Substances”) owned by or licensed to the supplying Party (other than under this Agreement) for use by the other Party in furtherance of the Research Program. Except as otherwise provided under this Agreement, all Substances delivered to the other Party shall remain the sole property of the supplying Party, shall be used only in furtherance of the Research Program or the receiving Party’s rights under this Agreement, shall remain under the sole control of the other Party. Substances shall not be used by or delivered to any Third Party except under a written Material Transfer Agreement containing terms and conditions substantially similar to those contained in the form attached as Exhibit E. Any rights to inventions acquired by either Party pursuant to any such Material Transfer Agreement shall be deemed Joint Collaboration Technology. The Substances supplied under this Section 5.6 shall not be used in research or testing involving human subjects, and must be used otherwise with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known. THE SUBSTANCES ARE PROVIDED HEREUNDER “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE SUBSTANCES WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

5.7 Liability. Each Party shall be responsible for, and hereby assumes, any and all risks of personal injury or property damage attributable to the grossly negligent or willful acts or omissions, during the term of the Research Program, of such Party, its Affiliates, Sublicensees and their respective directors, officers, employees and agents.

5.8 Term of Research Program. The term of the Research Program (“Research Term”) shall commence on the Effective Date, and shall continue until the third anniversary of the Effective Date, unless earlier terminated as provided herein; provided, however, that CURAGEN may elect, at its sole discretion, to extend the Research Term for one or more additional 12-month periods by committing to fund any such continued Research Program at a level of at least US$2,000,000 per year, such amount, to the extent greater than $2,000,000, to be negotiated in good faith, giving due consideration to prior research costs and expenses under the Research Program and mutually agreed to by the Parties on or before the expiration of the prior period. Notice of any such election shall be made, if at all, at least 90 days prior to the relevant anniversary of the Effective Date. In the event that the election is made but the parties cannot agree upon appropriate consideration by the expiration of the prior period, then the Research Program shall terminate as of such date.

5.9 Termination of Research Program; Effect.

(a) At any time during the term of the Research Program, either Party shall have the right to terminate the Research Program upon 30 days’ written notice to the other Party, in the event that:

(i) the other Party is acquired (whether through merger, consolidation, acquisition (directly or indirectly) of stock representing 50% or more of the outstanding voting stock or other of its equity securities, sale of all or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

substantially all of its assets, or otherwise) by a Third Party which is reasonably perceived by the non-acquired Party as a competitor with respect to HDAC Inhibitors or not capable of meeting the requirements of the Research Program or the purposes of this Agreement; or

(ii) Either Party has become entitled to terminate this Agreement under clause (b) or (c) of Section 15.3.

(iii) Notwithstanding any other provisions of this Agreement, CURAGEN shall have the right to terminate the Research Program at any time after the first anniversary of the Effective Date upon three (3) months’ notice to TOPOTARGET (x) in its entirety or solely with respect to additional Future Products, and with no penalty, in the event that CURAGEN reasonably concludes, in good faith and based on the results of the Research Program and other appropriate scientific and commercial information available to CURAGEN, which conclusion and the grounds therefor shall be presented to the Joint Steering Committee in writing, that it is not likely that any additional Future Products will be identified for which an IND can properly be filed in the United States or that any Future Product which is likely to be identified for which an IND can properly be filed in the United States is not likely to be sufficiently commercially successful to warrant the cost of filing an IND and conducting the necessary clinical trial to obtain approval of an NDA in the United States; or (y) for any reason upon payment of a penalty equal to 50% of any remaining unexpended portion of the US $6,000,000 in research funding to be provided pursuant to Section 5.3. In the event the Research Program is terminated under Section 5.9(a)(iii)(x) only with respect to additional Future Products, the Parties will negotiate, in good faith, a revised budget for the continued development of then existing Collaboration Products. If the parties cannot agree upon appropriate budget within thirty (30) days, then this matter will be referred to the Chief Executive Officers of the Parties for resolution through good faith negotiations. If the budget is not agreed by such individuals within thirty (30) days, then the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Parties shall utilize a mutually agreed upon expert, who shall decide on the appropriate reductions from the current budget, if any, and whose decision will be binding on the parties.

Either Party shall promptly notify the other Party of the occurrence of any of the events specified in Sections 5.9(a)(i) or (ii).

(b) At any time during the term of the Research Program, either Party (the “terminating Party”) shall have the right to terminate the Research Program upon notice to the other Party (the “defaulting Party”) in the event the defaulting Party materially defaults with respect to any of its material obligations in connection with the Research Program and fails to cure such default within 60 days after the receipt of a notice from the terminating Party specifying the nature of, and requiring the remedy of, such default.

(c) In the event of termination of the Research Program by CURAGEN pursuant to Section 5.9(a) or (b), or by TOPOTARGET pursuant to Section 5.9(a)(i), CURAGEN may elect to have the Agreement and the license rights granted hereunder continue in effect as follows: CURAGEN shall thereafter be permitted to continue development and commercialization within the Territory with respect to the First Product and all Future Products identified pursuant to Section 5.2 prior to such termination, provided that such activities are not contrary to the terms of this Agreement and that the provisions of this Agreement are observed at all times, including, but not limited to, Section 7.2(f), Article 8 and others requiring diligence in development and commercialization, payment of fees and milestones under this Article and Article 9, and termination under Article 15. TOPOTARGET shall (i) promptly transfer to CURAGEN copies, whether in written or electronic form, of all data, reports, and records, in TOPOTARGET’s possession or control, relating to TOPOTARGET Licensed Technology and/or TOPOTARGET Collaboration Technology but only to the extent required to enable CURAGEN to continue to conduct the Research Program with respect to the Future Products identified under Section 5.2, and all to the extent not previously disclosed to CURAGEN; (ii) return to CURAGEN all relevant records and materials, whether in written or electronic form, in TOPOTARGET’s possession or control containing Confidential Information of CURAGEN and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(iii) furnish to CURAGEN all unused Substances provided to TOPOTARGET by CURAGEN in connection with the Research Program. Thereafter, CURAGEN shall have no further obligation to fund the Research Program and, except as provided in Article 11, TOPOTARGET shall not thereafter be obligated to provide CURAGEN with any Collaboration Product(s) in inventory or be obligated to continue to supply any such product for purposes of the Research Program.

(d) In the event of termination of the Research Program by TOPOTARGET pursuant to Section 5.9 (a)(ii) or (b), or a termination by CURAGEN pursuant to Section 5.9(a)(i) or (iii), TOPOTARGET may elect to have the Agreement and the license rights granted hereunder continue in effect as follows: TOPOTARGET shall thereafter be permitted to continue development and commercialization within the TOPOTARGET Territory with respect to the First Product and all Future Products, provided that such activities are not contrary to the terms of this Agreement. CURAGEN shall (i) promptly provide TOPOTARGET with copies, whether in written or electronic form, of all data, reports, and records, in CURAGEN’s possession or control, relating to any CURAGEN Licensed Technology, CURAGEN Collaboration Technology, or CURAGEN’s interest in Joint Collaboration Technology but only to the extent required to enable TOPOTARGET to continue to conduct of the Research Program, all to the extent not previously disclosed to TOPOTARGET; (ii) return to TOPOTARGET all relevant records and materials, whether in written or electronic form, in CURAGEN’s possession or control containing Confidential Information of TOPOTARGET; and (iii) furnish to TOPOTARGET all unused Substances provided to CURAGEN by TOPOTARGET in connection with the Research Program, and TOPOTARGET may elect to have the licenses granted to it pursuant to this Agreement and the rights granted to it pursuant to this Agreement continue in effect, subject to the provisions of this Agreement relating to such activities.

(e) Either Party’s termination of the Research Program pursuant to this Section 5.9 shall be without prejudice to, and shall not affect, any of the Parties’ respective rights and obligations under this Agreement that do not specifically relate to the Research Program. Without limiting the generality of the foregoing, in the event of a termination by either CURAGEN or TOPOTARGET of the Research Program pursuant to Section 5.9(a) or (b), either terminating Party’s right to exploit the licenses granted to it hereunder, in accordance with the terms of this Agreement, shall not be terminated but shall continue in effect as further provided in Section 5.9(c) and 5.9(d) as relevant.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

6. OWNERSHIP; PATENT PROTECTION.

6.1 Ownership of CURAGEN Collaboration Technology. Except as otherwise provided in this Agreement, the entire right, title and interest in and to all CURAGEN Collaboration Technology shall be owned solely by CURAGEN.

6.2 Ownership of TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology. Except as otherwise provided in this Agreement, the entire right, title and interest in and to all TOPOTARGET Licensed Technology and TOPOTARGET Collaboration Technology shall be owned solely by TOPOTARGET.

6.3 Ownership of Joint Collaboration Technology. Except as otherwise provided in this Agreement, the right, title and interest in and to all Joint Collaboration Technology shall be owned jointly and in undivided shares by TOPOTARGET and CURAGEN.

6.4 Patent Filing, Prosecution and Maintenance.

(a) Reasonably promptly after the Effective Date the Joint Steering Committee, in consultation with the Parties’ respective patent counsel, shall agree upon a patent filing policy with respect to Collaboration Products. In addition, from time to time, the Joint Steering Committee shall determine, in accordance with such policy, whether and in what jurisdictions patent applications should be filed with respect to any Know-How or Inventions included in the TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, CURAGEN Collaboration Technology, and Joint Collaboration Technology.

(b) Following a determination by the Joint Steering Committee that a patent application should be filed with respect to any Know-How or Inventions included in the TOPOTARGET Licensed Technology or TOPOTARGET Collaboration Technology, TOPOTARGET, through outside patent counsel (including, without limitation, foreign patent counsel and agents) reasonably acceptable to CURAGEN and TOPOTARGET, shall promptly

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

file a patent application with respect thereto in the jurisdiction(s) selected by the Joint Steering Committee, and thereafter TOPOTARGET shall prosecute such application and maintain any letters patent issuing therefrom. TOPOTARGET shall take all such actions in consultation with CURAGEN and its patent counsel and shall keep CURAGEN apprised as to the status of all pending patent applications. The costs of filing, prosecuting and maintaining any Patents under this Section 6.4(b) in the Territory shall be borne solely by TOPOTARGET. To the extent that TOPOTARGET disagrees with any such filing, prosecution or maintenance of a Patent under this Section 6.4(b) and such actions are required by the Joint Steering Committee, the associated costs and fees shall be borne solely by CURAGEN and such Patents shall be assigned to CURAGEN and shall no longer be deemed TOPOTARGET Licensed Technology or TOPOTARGET Collaboration Technology, as relevant, provided that, solely with respect to Patents on TOPOTARGET Collaboration Technology, such Patents shall be included within the CURAGEN Collaboration Technology for the purpose of the license granted to TOPOTARGET pursuant to Section 7.4.

(c) Following a determination by the Joint Steering Committee that a patent application should be filed with respect to any Know-How or Inventions included in any CURAGEN Collaboration Technology, CURAGEN shall promptly file a patent application with respect thereto in the jurisdiction(s) selected by the Joint Steering Committee, and thereafter CURAGEN shall prosecute such application and maintain any letters patent issuing therefrom. CURAGEN shall take all such actions in consultation with TOPOTARGET and its patent counsel and shall keep TOPOTARGET apprised as to the status of all pending patent applications. The costs of filing, prosecuting and maintaining any Patents under this Section 6.4(c) shall be borne solely by CURAGEN.

(d) Following a determination by the Joint Steering Committee that a patent application should be filed with respect to a any Know-How or Invention included in the Joint Collaboration Technology, CURAGEN shall promptly file a patent application with respect thereto, in the Parties’ joint names, in the jurisdiction(s) selected by the Joint Steering Committee, and thereafter CURAGEN shall prosecute such application and maintain any letters patent issuing therefrom. CURAGEN shall take all such actions in consultation with

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

TOPOTARGET and shall keep TOPOTARGET apprised as to the status of all pending patent applications. The costs of filing, prosecuting and maintaining any Patents under this Section 6.4(d) shall be shared equally by the Parties.

6.5 Termination of Support. Either Party shall have the right to terminate all of its obligations, if any, under Section 6.4 with respect to the filing, prosecution or maintenance of any Patent, from time to time, upon notice to the other Party; provided, however, that no such notice shall be effective with respect to any such Patent if it is given fewer than 60 days prior to a deadline for taking any action that must be taken in order to preserve the owner’s rights in such Patent. Upon the delivery of any such effective notice, unless otherwise provided above, such Patent shall be removed from operation of this Agreement, assigned to the non-notifying Party upon request and all of the notifying Party’s rights, licenses and obligations under this Agreement, if any, with respect to such Patent shall terminate, except those patent expense obligations that shall have accrued prior to the Effective Date of such notice.

7. GRANT OF LICENSES; RESERVATION OF RIGHTS.

7.1 Mutual Research Licenses.

(a) TOPOTARGET hereby grants CURAGEN, during the term of the Research Program, a co-exclusive (solely with TOPOTARGET), paid-up right and license in the Field throughout the Territory under the TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, and TOPOTARGET’s interest in the Joint Collaboration Technology to conduct the Research Program and to make and use Collaboration Products in connection with the Research Program, each in accordance with the terms of this Agreement. Notwithstanding the foregoing, the parties recognize that the CRADA described in Section 3.1, and any other agreements entered into pursuant to Section 3.3, whether executed either before or after the Effective Date, shall not be considered in violation of CURAGEN’s co-exclusivity pursuant to this provision 7.1(a).

(b) CURAGEN hereby grants TOPOTARGET, during the term of the Research Program, a co-exclusive (solely with CURAGEN), paid-upright and license in the Field

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

throughout the TOPOTARGET Territory under the CURAGEN Licensed Technology, the CURAGEN Collaboration Technology and CURAGEN’s interest in the Joint Collaboration Technology to conduct the Research Program and to make and use Collaboration Products in connection with the Research Program, each in accordance with the terms of this Agreement.

7.2 CURAGEN Commercialization License.

(a) Subject to Section 7.2(c), 7.2(d) and 7.2(e), TOPOTARGET hereby grants to CURAGEN an exclusive (even as to TOPOTARGET), royalty-bearing right and license in the Field throughout the Territory , with the right to grant sublicenses in accordance with the terms of this Agreement, under the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and TOPOTARGET’s interest in the Joint Collaboration Technology to develop, have developed, make, have made, use, sell, offer for sale, and have sold, and to import, have imported, export and have exported within the Territory, Collaboration Products and, subject to Section 7.2(b), any HDAC Inhibitor that is not a Collaboration Product.

(b) From and after the date of expiration or termination of the Research Term, any HDAC Inhibitor which is not a Collaboration Product at such time, shall no longer be subject to the license granted to CURAGEN under Section 7.2(a).

(c) Notwithstanding Section 7.2(a), for any distinct Future Product for which an IND is filed in any country, whether during or after the Research Term, if CURAGEN fails to make any payment specified in Section 9.4 for such Future Product within the time period provided therein, such Future Product and its Back-Up Products shall no longer be deemed Collaboration Products and shall be removed from operation of this Agreement.

(d) In addition, for any distinct Future Product for which CURAGEN declines to fund regulatory toxicity studies recommended by the Joint Steering Committee within thirty (30) days of any written notice thereof provided to CURAGEN, such Future Product and its Back-Up Products shall no longer be deemed Collaboration Products and shall be removed from operation of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(e) Unless CURAGEN has designated a specific Back-Up Product as a potential replacement for a Collaboration Product within [*****(****)] years after the first filing of an IND in the Territory for such Collaboration Product, CURAGEN’s license under Section 7.2(a) to Back-Up Products for such Collaboration Product, shall terminate as of such date and such Back-Up Products shall thereafter no longer be deemed Collaboration Products. If CURAGEN has designated a Back-Up Product prior to such date, such Back-Up Product shall continue to be licensed hereunder, but rights to all non-designated Back-Up Products shall terminate at such time.

(f) In order to maintain the license rights of Section 7.2(a), CURAGEN must diligently develop and commercialize Collaboration Products. CURAGEN will have satisfied the foregoing obligation by adhering to the clinical plan for Collaboration Products as determined by the Joint Steering Committee and, meeting targets for (i) initiating clinical trials: [****************************************************************************] and (ii) prosecuting clinical trials: [**********************************************]. The failure to achieve any specific target will not mean that CURAGEN has failed to meet the foregoing obligation; provided that CURAGEN can demonstrate that it has used commercially reasonable efforts to do so. Demonstration of commercial due diligence may include, but is not limited to developing a marketing plan to market the Covered Products in the Territory reflecting activities and resources customary in the industry for similar products, submitting the marketing plan to TOPOTARGET at least six (6) months prior to launch of the first Covered Product for comment and providing annual updates thereafter, establishing (directly or indirectly) a suitable sales force and committing sufficient marketing resources and budget to meet the objectives of the marketing plan, and meeting minimum sales targets beginning in the third calendar year after market launch in the United States.

7.3 Sublicensing by CURAGEN.

(a) CURAGEN shall have the right to grant sublicenses to any of its Affiliates and/or to Third Parties of the licenses or rights granted to CURAGEN hereunder for purposes of permitting such Affiliate(s) or Third Party to perform CURAGEN’s rights and obligations

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

hereunder, provided that: (i) CURAGEN shall provide TOPOTARGET written notice within 30 days of identifying said Affiliate or Third Party; (ii) the rights to be granted to any Third Party shall not include rights to any Future Product with respect to which the take up fee specified in Section 9.4 has not been paid; (iii) CURAGEN shall guarantee and be responsible for ensuring the diligent discharge of CURAGEN’s obligations under, and compliance with all applicable terms of, this Agreement, whether by CURAGEN or any Sublicensee; (iv) each Affiliate or Sublicensee agrees in writing to keep books and records and permit TOPOTARGET to review such books and records pursuant to the relevant provisions of, and to observe and to be bound by all other applicable terms of, this Agreement (including, without limitation, those set forth in Sections 8.2, 8.7, 12, 13, 15 and 17); and (v) the rights of TOPOTARGET under this Agreement are preserved in connection with any such sublicensing. CURAGEN shall promptly provide TOPOTARGET with notice of any sublicense granted pursuant to this Section 7.3. Notwithstanding the foregoing, for any sublicense with respect to a Collaboration Product which has not yet entered Phase II clinical studies, TOPOTARGET shall have the right within 20 days of any notice provided pursuant to (i) above, to prevent CURAGEN from granting such sublicense if TOPOTARGET notifies CURAGEN that it believes that such proposed Sublicensee lacks sufficient capability to conduct clinical development of such Collaboration Product, and such belief is reasonable.

(b) CURAGEN hereby unconditionally guarantees the performance of any of its Affiliates and its Sublicensees hereunder.

(c) Activities of any Sublicensee shall be subject to milestone, royalty or other payments as if the activity was conducted by CURAGEN, and CURAGEN shall make payments to TOPOTARGET on behalf of its Sublicensee, unless CURAGEN and TOPOTARGET mutually agree to allow the Sublicensee to make payments directly to TOPOTARGET.

7.4 TOPOTARGET Commercialization License. CURAGEN hereby grants to TOPOTARGET an exclusive (even as to CURAGEN), royalty-bearing right and license in the Field throughout the TOPOTARGET Territory, with the right to grant sublicenses in accordance with the terms of this Agreement, under the CURAGEN Licensed Technology, the CURAGEN

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Collaboration Technology and CURAGEN’s interest in the Joint Collaboration Technology to develop, have developed, make, have made, use, sell, offer for sale, and have sold, and to import, have imported, export and have exported within the TOPOTARGET Territory, Collaboration Products.

7.5 Trademark License. CURAGEN hereby grants to TOPOTARGET a fully paid, exclusive right and license, with the right to sublicense subject to CURAGEN’s prior written approval, which approval shall not be unreasonably withheld, to use the CURAGEN Trademarks in the TOPOTARGET Territory solely in connection with the sale or distribution of Collaboration Products substantially identical to those for which such CURAGEN Trademarks are used by CURAGEN in the Territory and for which TOPOTARGET has become obligated to pay royalties to CURAGEN pursuant to Section 9.9. TOPOTARGET agrees that prior to any such use, it will submit to CURAGEN for reasonable review samples of the labels and other materials which depict such CURAGEN Trademarks and which TOPOTARGET intends to use. TOPOTARGET further agrees to cooperate with CURAGEN in connection with CURAGEN’s reasonable efforts to exercise quality control with respect to TOPOTARGET’s use of any CURAGEN Trademark. To the extent TOPOTARGET desires CURAGEN to enforce against a Third Party the rights to any CURAGEN Trademark in the TOPOTARGET Territory, TOPOTARGET shall be responsible for all costs and expenses associated therewith. TOPOTARGET agrees that all use of any CURAGEN Trademark by TOPOTARGET shall inure to the benefit of CURAGEN and that TOPOTARGET will not undertake any effort or cause a Third Party to undertake any efforts to challenge the rights of CURAGEN to any CURAGEN Trademark. TOPOTARGET hereby unconditionally guarantees the performance of any of its Affiliates or sublicensees with respect to any rights granted hereunder.

8. DEVELOPMENT AND COMMERCIALIZATION.

8.1 Development Program. The Parties agree to conduct a Development Program as further provided in this Section 8 to coordinate the global clinical development of the Collaboration Products. The Joint Steering Committee will approve specific Development Program plans for Collaboration Products in accordance with the principles outlined in Exhibit F.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

All risk-benefit decisions related to the development of Collaboration Products, including which pre-clinical toxicology studies and safety testing are to be performed, will be made by the Joint Steering Committee.

8.2 Development And Commercialization Efforts by CURAGEN.

(a) CURAGEN shall use commercially reasonable efforts, consistent at least with those described in Section 7.2(f), (including, but not limited to, conducting clinical trials (other than the TOPOTARGET Clinical Studies), filing for regulatory approvals, diligently pursuing such approvals and, upon the grant of regulatory approval, marketing Collaboration Products) to develop, commercialize and market at least one Collaboration Product in the Field in the Territory. In connection therewith, CURAGEN shall dedicate resources to the development, commercialization and marketing of Collaboration Products in the Territory that are consistent with the resources that CURAGEN, at all relevant times, would dedicate to products containing compounds with similar commercial potential generated from CURAGEN’s own research efforts that CURAGEN decided to develop commercially and market. Except as otherwise provided in this Agreement, CURAGEN shall be solely responsible for conducting all such development, commercialization and marketing activities in the Territory, and for all costs and expenses thereof.

(b) CURAGEN shall provide TOPOTARGET and the Joint Steering Committee on a timely basis (that is, promptly after generation) with all data, results, reports and other information generated in connection with CURAGEN’s development, either alone or in permitted collaboration with any Third Party(ies), of any Collaboration Products in the Territory. CURAGEN shall promptly inform the Joint Steering Committee regarding all significant developments and issues in connection with any such development of Collaboration Products in the Territory that may arise from time to time.

8.3 Exchange of Regulatory Information; Ownership of Regulatory Filings. The Parties acknowledge and agree that as of the Effective Date TOPOTARGET is conducting a Phase I clinical trial of the First Product in the TOPOTARGET Territory. Promptly after the Effective Date, TOPOTARGET shall provide to CURAGEN copies of all data, information and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

regulatory filings made or exchanged with any regulatory authority with respect to any Collaboration Product. All INDs, NDAs and other regulatory filings in the TOPOTARGET Territory with respect to any Collaboration Products shall be in the name of, and be owned solely by, TOPOTARGET. Subject to applicable laws and regulations, unless this Agreement is terminated in its entirety by TOPOTARGET pursuant to Section 15.3 as a result of a payment breach, TOPOTARGET shall provide CURAGEN with the right to cross-reference any relevant existing regulatory filings and dossiers in connection with CURAGEN’s exercise of the rights granted hereunder. All INDs, NDAs and other regulatory filings in the Territory with respect to any Collaboration Products shall be in the name of, and be owned solely by, CURAGEN. CURAGEN shall provide to TOPOTARGET copies of all data, information and regulatory filings made or exchanged with any regulatory authority in such countries with respect to any Collaboration Product, promptly after generation of such data, information or regulatory filing. Subject to applicable laws and regulations, unless this Agreement is terminated by CURAGEN in its entirety pursuant to Section 15.3 as a result of a payment breach, CURAGEN shall provide TOPOTARGET with the right to cross-reference any such relevant existing regulatory filings and dossiers in connection with TOPOTARGET regulatory activities in the TOPOTARGET Territory.

8.4 TOPOTARGET’s Development of Collaboration Products

(a) TOPOTARGET shall conduct, at CURAGEN’s expense, those clinical studies for the First Product and the Future Products in the TOPOTARGET Territory as listed on Exhibit G attached hereto and as otherwise approved by the Joint Steering Committee (“TOPOTARGET Clinical Studies”). Notwithstanding the foregoing, CURAGEN shall not be required to pay for the expenses of any TOPOTARGET personnel involved in planning, coordinating or monitoring any such TOPOTARGET Clinical Studies.

(b) TOPOTARGET shall retain the option to conduct, or have conducted, at its own expense, any clinical trial it deems appropriate to support registrations for commercialization of Collaboration Products in the TOPOTARGET Territory; provided, however, that all protocols for such trials shall be reviewed with the Joint Steering Committee prior to initiation of any such trial.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(c) TOPOTARGET shall provide CURAGEN and the Joint Steering Committee on a timely basis (that is, promptly after generation) with all data, results, reports and other information generated in connection with TOPOTARGET’s development, either alone or in permitted collaboration with any Third Party(ies), of any Collaboration Products outside the Territory, including without limitation all data and information relating to any TOPOTARGET Clinical Studies. TOPOTARGET shall promptly inform the Joint Steering Committee regarding all significant developments and issues in connection with any such clinical studies of Collaboration Products that may arise from time to time.

(d) Notwithstanding the foregoing, the Joint Steering Committee shall have the right to require TOPOTARGET to terminate, for reasonable cause, any clinical trial of a Collaboration Product. The Parties acknowledge and agree that for purposes of this Section 8.4(d), reasonable cause shall include, without limitation, the Joint Steering Committee’s reasonable determination that [*************************************************].

8.5 Use of CURAGEN Clinical Data. Notwithstanding Section 12.1, and subject to compliance with Section 9.9, TOPOTARGET shall be permitted to use, and to allow its Affiliates and licensees to use, clinical data and information generated or obtained by CURAGEN or resulting from clinical trials paid for by CURAGEN hereunder (“CURAGEN Clinical Data”) with respect to TOPOTARGET’s efforts to obtain regulatory approval for Collaboration Products outside the Territory so long as TOPOTARGET informs CURAGEN of any such intended use, limits the extent of any concomitant disclosure to the maximum extent possible, and provides copies to CURAGEN of any documents which embody any such CURAGEN clinical data and/or information which are to provided to any Third Party. TOPOTARGET hereby unconditionally guarantees the performance of any of its Affiliates and licensees with respect to the rights granted hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

8.6 Reporting.

(a) The Joint Steering Committee shall establish data collection and data sharing standards, which will include without limitation, standards regarding the collection and provision to each Party of all safety data. The Parties shall use best efforts to adhere to such data collection standards.

(b) In the event of a change of control of TOPOTARGET (whether through merger, consolidation, acquisition (directly or indirectly) of stock representing 50% or more of the outstanding voting stock or other of its equity securities, sale of all or substantially all of its assets, or otherwise) which results in control of TOPOTARGET by any Third Party that, in the good faith determination of CURAGEN, is a competitor of CURAGEN and is developing an HDAC inhibitor, CURAGEN shall not be required to include in any report furnished by CURAGEN pursuant to this Agreement, or provide to any representative of TOPOTARGET (or any successor thereto), any information that CURAGEN, acting in good faith, determines to be competitively sensitive or enabling information. Nothing in this provision should be understood to restrict CURAGEN’s right to cross-reference regulatory filings and dossiers pursuant to Section 8.3 or to limit any obligation pursuant to Section 8.7 hereof.

(c) In the event of a change of control of CURAGEN (whether through merger, consolidation, acquisition (directly or indirectly) of stock representing 50% or more of the outstanding voting stock or other of its equity securities, sale of all or substantially all of its assets, or otherwise) which results in control of CURAGEN by any Third Party that, in the good faith determination of TOPOTARGET, is a competitor of TOPOTARGET and is developing an HDAC inhibitor, TOPOTARGET shall not be required to include in any report furnished by TOPOTARGET pursuant to this Agreement, or provide to any representative of CURAGEN (or any successor thereto), any information that TOPOTARGET, acting in good faith, determines to be competitively sensitive or enabling information. Nothing in this provision should be understood to restrict TOPOTARGET’s right to cross-reference regulatory filings and dossiers pursuant to Section 8.3 or to limit any obligation pursuant to Section 8.7 hereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

8.7 Adverse Events.

(a) The Parties shall develop standard operating procedures for the investigation and reporting of adverse events concerning Collaboration Products. The Parties shall immediately implement such agreed procedures and shall provide each other in a time frame consistent with regulatory obligations with any information which has become available to them and which is relevant to the safe use of the Collaboration Products or which is required by local law in all countries where the Collaboration Products are marketed or are in clinical trials.

(b) Both as an integral part of the procedures referred to in (a) above and as a separate obligation under this Agreement, each Party shall notify the other Party of each report of a “serious adverse event” (as defined below). The notification shall be made in the appropriate format prescribed in the said procedures by the fastest available means. The responsibility for submitting any such report to health registration authorities in particular countries shall be stipulated in the said procedures. Upon the request of one Party, the other Party shall promptly investigate a serious adverse event and shall promptly submit follow-up reports upon the receipt of new information. The said procedures are subject to such changes as may be adjudged necessary or as shall be required by applicable law. For the purposes of this provision, “serious adverse event” shall mean any adverse drug experience occurring at any dose that results in any of the following outcomes: death, a life-threatening adverse drug experience (i.e. placing the patient or subject, in the view of the investigator, at immediate risk of death from the reaction as it occurred), inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered a serious adverse event when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed above.

(c) Each Party shall promptly notify the other of, and provide copies of, any proposed, pending, threatened or completed governmental action concerning adverse events which might affect any Collaboration Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(d) Each Party shall cooperate with the other Party to comply with any new applicable regulatory requirements on adverse drug event reporting which may from time to time be imposed in the countries where a Collaboration Product is developed, tested or marketed.

8.8 Trademarks. CURAGEN shall designate the generic name of any Collaboration Product and register such name with USAN (United States Adopted Name/International Nonproprietary Name). CURAGEN shall market the Collaboration Products throughout the Territory under trademarks (collectively, the “CURAGEN Trademarks”) selected by CURAGEN, which shall not use, incorporate or be confusingly similar to any trademark, trade name, or service mark of TOPOTARGET in existence as of the later of the Effective Date or the registration date of any such CURAGEN Trademark. CURAGEN shall own all right, title and interest in and to such CURAGEN Trademarks and shall bear all costs and expenses of registering, and maintaining the registration of, same, within or outside the Territory. TOPOTARGET may not use any marks similar to the CURAGEN Trademarks without the prior written consent of CURAGEN except as expressly set forth in Section 7.5 hereof. TOPOTARGET has retained the right to market the Collaboration Products outside the Territory and may select trademarks for such purposes in TOPOTARGET’s discretion, subject to the restrictions set forth above (collectively, the “TOPOTARGET Trademarks”). TOPOTARGET shall own all right, title and interest in and to such TOPOTARGET Trademarks and shall bear all costs and expenses of registering, and maintaining the registration of, same. CURAGEN may not use any marks similar to the TOPOTARGET Trademarks without the prior written consent of TOPOTARGET.

8.9 Publications. Each Party shall be free to publish and/or make presentations concerning the results of its development efforts under this Section 8, subject to its compliance with this Section 8.9 and with any other guidelines established by the Joint Steering Committee. Each Party shall deliver to the other Party and the Joint Steering Committee copies of all articles and papers to be published, and reasonably detailed abstracts of presentations to be made, concerning such subject matter at least 30 days prior to the anticipated submission or presentation date thereof. The non-publishing Party shall have 30 days after receipt of said copies to object to such proposed publication or presentation because Confidential Information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

of such non-publishing Party is contained in the proposed publication or presentation, because such proposed publication or presentation would disclose Know-How or the proprietary and confidential details of an Invention for which such non-publishing Party has a license under this Agreement and that the Joint Steering Committee has determined, either generally or in particular, should be the subject of Patent protection. In the event the non-publishing Party makes such objection due to inclusion of the non-publishing Party’s Confidential Information, the Parties shall negotiate an acceptable version of such proposed publication or presentation. In the event that the non-publishing Party makes such objection due to the need for patent protection, then such publication or presentation shall be delayed for a reasonable period of time (not to exceed 90 days) during which the Party having responsibility therefore (under Section 6.4) shall file a patent application in the appropriate jurisdiction(s) with respect to such Know-How or Invention.

9. MONETARY OBLIGATIONS.

9.1 License Fee. In partial consideration of the rights and licenses granted to CURAGEN under this Agreement, within 30 days after the execution of this Agreement CURAGEN shall pay TOPOTARGET a non-refundable, non-creditable one-time license fee in the amount of US$5,000,000.

9.2 Loan Commitment. In partial consideration of the rights and licenses granted to CURAGEN hereunder, CURAGEN hereby agrees to advance certain sums to TOPOTARGET as further provided in the Convertible Debenture and Convertible Loan Agreement executed by the Parties and of even date herewith, copies of which are attached hereto in Exhibit H (the “Loan Agreements”).

In the event CURAGEN exercises its rights hereunder to terminate this Agreement pursuant to Section 15.3, CURAGEN shall have the right to accelerate the Loan and make immediate written demand for payment of all amounts due thereunder, and notwithstanding any provision of the Loan Agreements, all amounts due under the Loan shall become due and payable in cash thirty (30) days after delivery of such written demand for payment.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

9.3 Additional Upfront Payment. In addition to the consideration specified above, in partial consideration of the rights and licenses granted to CURAGEN under this Agreement, CURAGEN shall pay to TOPOTARGET a non-refundable, non-creditable payment of US$5,000,000 on Phase II Initiation in the United States for the First Product, provided that such event occurs by [*************]. Otherwise, the amount payable pursuant to this Section 9.3 shall be reduced by [***********************************************************].

9.4 Take Up Fee.

(a) The Parties acknowledge and agree that during the Research Program, the Parties may identify Future Products. In order to retain its rights to any such Future Products, CURAGEN shall pay to TOPOTARGET a non-refundable, non-creditable fee (the “Take Up Fee”) for each distinct Future Product within the earlier of (i) thirty (30) days after the first acceptance of the filing of an IND for such Future Product anywhere in the world or (ii) twenty-four months following the expiration or termination of the Research Term. The Take Up Fee shall be US$500,000 for each of the first two Future Products and US$1,000,000 for each Future Product thereafter.

(b) In addition, for each Future Product for which the Take Up Fee has not been paid within twelve (12) months following the expiration or termination of the Research Term, in order to retain its rights to such Future Product, CURAGEN shall pay to TOPOTARGET a non-refundable fee of [***************] (a “Maintenance Fee”) on or before such twelve-month anniversary, which amount shall be fully creditable against any Take Up Fee subsequently paid for the same Future Product. Failure to pay any such amount when due shall cause such Future Product and its Back-Up Products to be removed from operation of this Agreement as provided in Section 7.2(c).

9.5 Development Milestone Payments by CURAGEN.

(a) In partial consideration of the rights and licenses granted to CURAGEN under this Agreement, CURAGEN shall pay TOPOTARGET the following non-refundable, non-creditable milestone payments upon the first occurrence of each event set forth below with

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

respect to the First Product, whether such occurrence is achieved by CURAGEN or its Affiliates or its Sublicensees (or TOPOTARGET with respect to Phase II Initiation), so long as such event occurs prior to the expiration of the Royalty Term for the First Product:

(i) US$3,000,000 upon Phase II initiation for such First Product; provided, however, that such amount shall be reduced by [***************];

(ii) [***************] upon Phase III Initiation for the First Product;

(iii) [***************] upon acceptance of filing of the NDA for the First Product by the FDA;

(iv) [***************] upon acceptance of filing of the first NDA for the First Product by relevant authorities in Japan;

(v) [***************] upon First Commercial Sale of the First Product in the United States; and

(vi) [***************] upon First Commercial Sale of the First Product in Japan.

Each of the foregoing payments shall be made within 30 days after achievement of such milestone. For the avoidance of doubt, after CURAGEN has made any of the foregoing payments with respect to the First Product, CURAGEN shall have no further obligation to make the same milestone payment with respect to the First Product, or with respect to any other product which is an alternative formulation of the First Product, regardless of the number of clinical trials, NDAs or regulatory approvals for such First Product.

(b) In partial consideration of the rights and licenses granted to CURAGEN under this Agreement, CURAGEN shall pay TOPOTARGET the following non-refundable, non-creditable milestone payments upon the first occurrence of each event set forth below with respect to each Future Product, whether such occurrence is achieved by CURAGEN or its Affiliates or its Sublicensees so long as such event occurs prior to the expiration of the relevant Royalty Term:

(i) US$3,000,000 upon Phase II Initiation for such Future Product; provided, however, that such amount shall be reduced by [****************************************************************];

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(ii) [************] upon Phase III Initiation for the Future Product;

(iii) [************] upon acceptance of filing of the first NDA for the Future Product by the FDA;

(iv) [************] upon acceptance of filing of the first NDA for the Future Product by relevant authorities in Japan;

(v) [************] upon First Commercial Sale of the Future Product in the United States; and

(vi) [************] upon First Commercial Sale of the Future Product in Japan.

Each of the foregoing payments shall be made within 30 days after achievement of such milestone. For the avoidance of doubt, after CURAGEN has made any of the foregoing payments with respect to any Future Product, CURAGEN shall have no further obligation to make the same milestone payment with respect to such Future Product, or with respect to any other Future Product that is an alternative formulation of such Collaboration Product for which milestones have been paid pursuant to Section 9.5(a) or (b) hereof, regardless of the number of clinical trials, NDAs or regulatory approvals for any such Future Product.

(c) If CURAGEN notifies TOPOTARGET that it is developing both a lead Collaboration Product and a Back-Up Product in the Territory, CURAGEN shall be obligated to pay only one set of milestones as set forth in (a) or (b) above until the acceptance for filing of an NDA on the second of such two Collaboration Products in the United States or Japan, at which

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

time CURAGEN shall pay: (i) the specified milestone for such event; and (ii) to the extent such payments were not previously made or applicable, all preceding milestones which have been met for such second Collaboration Product, plus interest on such amounts at an annual percentage rate equal to [*********(***)] per year or the highest rate allowed under applicable law, whichever is lower, compounded annually from the date the milestone would have been met until the payment is made; and (iii) the remaining milestones for such second Collaboration Product when the specified events are achieved.

(d) If the development or commercialization of a Collaboration Product is abandoned during the term of this Agreement for any specific, medical or commercial reason after one or more of the milestone payments specified in (a) or (b) above are made, and a Back-Up Product is developed to replace the abandoned Collaboration Product, then no milestone payment shall be required with respect to the Back-Up Product to the extent that such milestone payment has already been made with respect to the abandoned Collaboration Product.

9.6 Royalties.

(a) In partial consideration of the rights and licenses granted to CURAGEN under this Agreement, CURAGEN shall pay TOPOTARGET a royalty on Net Sales of each Covered Product, commencing on the First Commercial Sale of each such Covered Product by or on behalf of CURAGEN, its Affiliates or its Sublicensees in each country in the Territory and continuing during the Royalty Term for such Covered Product for such country, in an amount calculated by multiplying the applicable percentage (i.e., the royalty payable thereon) from the following chart by the aggregate Net Sales of each such Covered Product throughout the Territory during each calendar year (or portion thereof) during the term of this Agreement:

Increment of Annual Net Sales (“ANS”) of Subject Covered Product In the Territory Achieved During Calendar Year	Royalty Payable Thereon
[************]	[*****]
[************]	[*****]
[************]	[*****]
[************]	[*****]
[************]	[*****]
[************]	[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b) CURAGEN’s obligation to pay royalties with respect to each Covered Product in each country in the Territory shall expire upon the expiration of the Royalty Term with respect to such Covered Product in such country.

(c) The obligation to pay royalties to TOPOTARGET under this Section 9.6 is imposed only once with respect to the same unit of Covered Product, regardless of the number of Patents pertaining thereto.

9.7 Third Party Royalties.

(a) CURAGEN, at its sole expense, shall pay all license fees, milestones and earned royalties owing to any Third Party with respect to patents regarding the composition or method of manufacture of the HDAC Inhibitor component of any Collaboration Product (“Third Party HDAC Patents”) that CURAGEN determines, in its reasonable business judgment, are necessary in order to develop, make, have made, use, sell, offer for sale, have sold or export any such Collaboration Product in the Territory (collectively, “Third Party HDAC Royalties”).

(b) CURAGEN shall be entitled to a credit against royalties due to TOPOTARGET under this Agreement for any Covered Product in an amount equal to [******] of the aggregate Third Party HDAC Royalties paid by CURAGEN in any country in the Territory with respect to the relevant Covered Product; provided, however, that the application of such credit shall not reduce the royalties payable by CURAGEN under this Agreement for such Covered Product with respect to any given calendar quarter by more than [******]. Notwithstanding the foregoing, if CURAGEN, in lieu of or in addition to any Third Party HDAC

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Royalties, is required to pay an award of damages or a settlement amount in the form of a reasonable royalty based on sales during any period of previous infringement of any Third Party HDAC Patents (as opposed to the on-going payment of a running royalty), then such payment shall be allocated to the several calendar quarters during such period of infringement, and the limits set forth in the previous sentence shall apply to each portion of such payment allocated to a specific quarter and not to such payment as a whole, and an appropriate credit shall be permitted so long as no quarterly payment is reduced by more than [******].

(c) Each Party, at its sole expense, shall pay all license fees, milestones and earned royalties owing to any Third Party as a result of the licensing of Patents other than Third Party HDAC Patents (“Other Third Party Patents”), that the Joint Steering Committee determines, in its reasonable business judgment, are necessary in order to develop, make, have made, use, sell, offer for sale, have sold or export any Collaboration Product in its respective territory (collectively, “Other Third Party Royalties”). All such amounts that are due with respect to a particular country shall be borne by the Party in whose territory such country falls hereunder. All other amounts shall be allocated based on the ratio of affected sales in each Party’s territory, as mutually agreed by the Parties.

(d) Each Party shall be entitled to a credit against royalties due to the other Party under this Agreement on any Covered Product from CURAGEN pursuant to Section 9.6, or on any Collaboration Product from TOPOTARGET pursuant to Section 9.9. in each case in an amount equal to [******] of the aggregate Other Third Party Royalties paid by such Party in any country in its territory; provided, however, that the application of such credit shall not reduce the royalties payable by such Party under this Agreement for such Covered Product or Collaboration Product, as relevant, with respect to any given calendar quarter, after any adjustment permitted to CURAGEN pursuant to (b) above where CURAGEN has paid both Third Party HDAC Royalties and Other Third Party Royalties, by more than [******]. Notwithstanding the foregoing, if such Party, in lieu or in addition to any Other Third Party Royalties, is required to pay an award of damages or a settlement amount in the form of a reasonable royalty based on sales during any period of previous infringement of Other Third Party Patents (as opposed to the on-going payment of a running royalty), then such payment shall be allocated to the several calendar

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

quarters during such period of infringement, and the limits set forth in the previous sentence shall apply to each portion of such payment allocated to a specific quarter and not to such payment as a whole, and an appropriate credit shall be permitted so long as no quarterly payment is reduced by more than [******].

9.8 Royalty Increases. Notwithstanding any provision herein to the contrary, TOPOTARGET shall have the right, at its sole option, to share in the expenses of developing any Collaboration Product in the Territory and increase the royalties due to TOPOTARGET on sales of the resulting Covered Product(s) in the Territory as follows:

(a) TOPOTARGET must notify CURAGEN of its desire to exercise its option to increase royalties pursuant to this Section 9.8 by delivering written notice thereof to CURAGEN prior to Phase III Initiation of the relevant Collaboration Product;

(b) TOPOTARGET shall pay CURAGEN [*******(****)] of the development costs incurred by CURAGEN, its Affiliates and Sublicensees with respect to such Collaboration Product, including any Research Program funding provided by CURAGEN under Section 5.3 and excluding any milestones paid under Section 9, prior to the date of such notice, within thirty (30) days of receipt of an invoice from CURAGEN for such costs;

(c) TOPOTARGET shall, from and after the date of such notice, be responsible for [*******(****)] of all future development costs for such Collaboration Product and shall make payments therefore within ten (10) days of receipt of monthly invoices for such expenses from CURAGEN; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(d) Subject to TOPOTARGET making all payments specified above in full, the royalties on the relevant Covered Product(s) shall thereafter be as follows instead of as stated in Section 9.6:

Increment of Annual Net Sales (“ANS”) of Subject Covered Product In the Territory Achieved During Calendar Year	Royalty Payable Thereon
[********************]	[*****]
[********************]	[*****]
[********************]	[*****]
[********************]	[*****]
[********************]	[*****]
[********************]	[*****]

9.9 Royalties to CURAGEN. In the event that TOPOTARGET exercises its rights as provided in Section 8.5 to use CURAGEN Clinical Data, and makes any material use of any CURAGEN Clinical Data in connection with any registration or marketing of any Collaboration Product in the TOPOTARGET Territory, whether by itself or in collaboration with any Third Party, TOPOTARGET shall notify CURAGEN of such use and shall become obligated to make royalty payments to CURAGEN as partial consideration for access to such clinical data and the investment made by CURAGEN therein. Unless otherwise provided in Section 15.6(c), royalty payments shall be owed to CURAGEN at the rates specified in Section 9.6 on the Net Sales in the TOPOTARGET Territory of each Collaboration Product with respect to which such CURAGEN Clinical Data was used or whose use or sale in the relevant country is covered by one or more Valid Claims of CURAGEN Licensed Technology or the CURAGEN Collaboration Technology. The Parties hereby agree that, unless a shorter period is otherwise provided in Section 15.2, such payments shall continue in each country for the duration of any Royalty Term for a corresponding Covered Product in such country, notwithstanding the fact that such royalties are being provided as consideration for access to rights which are not necessarily patent rights. All such payments shall be subject to the Net Sales definition as if each such Collaboration Product was a Covered Product therein, and shall be subject to the Third Party Royalty provisions of Section 9.7(c) and (d) and the reporting and payment provisions as provided in Section 10, with the rights and obligations of the Parties under such definition and such Sections

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

reversed. Notwithstanding the foregoing, royalty payments due to CURAGEN under this Section 9.9 during any royalty period shall be applied as a credit against any milestones and royalties owed by CURAGEN to TOPOTARGET on any or all Collaboration Products during the relevant royalty period; provided, however, that if any credit cannot be fully utilized in any royalty period, it shall be carried forward into future periods until exhausted, and such future credits shall accrue interest at the rate of [********(****)] compounded annually. Other than as provided in Article 15, TOPOTARGET shall not be obligated to submit actual payment of any royalty calculated to be due hereunder to CURAGEN.

10. PAYMENTS AND REPORTS.

10.1 Payment. Except as otherwise provided in this Agreement, all royalty and other payments due hereunder shall be paid quarterly within 45 days after the end of each calendar quarter. Each such payment shall be accompanied by a statement, Covered Product-by-Covered Product and country-by-country, of the amount of Net Sales during such quarter and the amount of royalties due on such Net Sales.

10.2 Mode of Payment. CURAGEN shall make all payments required under this Agreement as directed by TOPOTARGET from time to time, in U.S. Dollars (except as provided in Section 10.6). All royalties due hereunder shall first be determined in the currency of the country in which the Covered Products in question were sold and then converted into equivalent U.S. funds. The exchange rate for such conversion shall be that rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

10.3 Records Retention. CURAGEN, its Affiliates and its Sublicensees shall keep complete and accurate records pertaining to the sale of Covered Products in the Territory and covering all transactions from which Net Sales are derived for a period of three calendar years after the year in which such sales occurred, and in sufficient detail to permit TOPOTARGET to confirm the accuracy of royalty payments due hereunder.

10.4 Audit Request. At the request and expense (except as provided below) of TOPOTARGET, CURAGEN, its Affiliates and its Sublicensees shall permit an independent,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

certified public accountant appointed by TOPOTARGET and reasonably acceptable to CURAGEN, at reasonable times and upon reasonable notice, to examine those records and all other material documents relating to or relevant to Net Sales in the possession or control of CURAGEN, its Affiliates or its Sublicensees, for a period of three calendar years after the year in which such royalties have accrued. The results of any such examination shall be made available to both Parties. If, as a result of any inspection of the books and records of CURAGEN, its Affiliates or its Sublicensees, it is shown that CURAGEN’s royalty payments under this Agreement were less than the amount which should have been paid, then CURAGEN shall make all payments required to eliminate any discrepancy revealed by said inspection within 45 days after TOPOTARGET’s demand therefor. Furthermore, if the aggregate royalty payments CURAGEN made were less than [********] of the amount which should have been paid made during the period in question, CURAGEN shall also reimburse TOPOTARGET for the reasonable out-of-pocket cost of such inspection.

10.5 Taxes. In the event that CURAGEN is required to withhold any tax to the tax or revenue authorities in any country in the Territory in connection with any payment to TOPOTARGET due to the laws of such country, such amount shall be deducted from the royalty or other payment to be made by CURAGEN, and CURAGEN shall notify TOPOTARGET and promptly furnish TOPOTARGET with copies of any tax certificate or other documentation evidencing such withholding. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

10.6 Blocked Currency. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to TOPOTARGET, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of TOPOTARGET in a recognized banking institution reasonably designated by TOPOTARGET by written notice to CURAGEN. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties on sales in such country, royalty payments shall be suspended for as long as such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that CURAGEN would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

11. MANUFACTURING.

11.1 Manufacturing Responsibility.

(a) Until the completion of any transfer of responsibility to CURAGEN as provided in (b) below, TOPOTARGET shall use reasonable commercial efforts, to the extent it is reasonably capable of doing so, to supply CURAGEN, itself or through TOPOTARGET’s use of Third Party manufacturers, with CURAGEN’s requirements for Collaboration Products for use under this Agreement. The cost to CURAGEN of Collaboration Products supplied for use in the Development Program for studies conducted at CURAGEN’s expense, including without limitation studies conducted under the CRADA so long as CURAGEN has rights to use all resulting data in the Territory, shall be [********] of the invoiced price TOPOTARGET pays therefor or [********] of TOPOTARGET’s fully burdened cost of goods sold (which cost shall not include process development costs). Any supply for commercial purposes shall be at a price to be agreed for each Collaboration Product, assuring a reasonable profit to TOPOTARGET. TOPOTARGET shall manufacture Collaboration Products, or shall cause TOPOTARGET’s Third Party manufacturers to manufacture same, in accordance with current Good Manufacturing Practices under 21 C.F.R. 210 and 211 and all applicable laws, rules and regulations. TOPOTARGET shall provide CURAGEN with copies of, or permission to reference, as appropriate, any Drug Master File or similar filing (“DMF”) made by TOPOTARGET with respect to any Collaboration Product, and shall not withdraw or modify any such DMF without prior written notice to CURAGEN. TOPOTARGET shall promptly notify CURAGEN of any event which could materially affect TOPOTARGET’s ability to supply Collaboration Product to CURAGEN hereunder, and shall provide to CURAGEN copies of any correspondence with any regulatory authority that relates to its manufacturing activities with respect to Collaboration Products.

(b) Upon request of CURAGEN delivered at any time after the conclusion of the Research Term, TOPOTARGET shall give reasonable consideration to and agrees to discuss

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

with CURAGEN in good faith the possibility of transferring responsibility for manufacturing Collaboration Products for use by CURAGEN from TOPOTARGET to CURAGEN. Any such proposal must take into consideration TOPOTARGET’s own needs for a reliable and economical supply of Collaboration Products.

11.2 Negotiation, Execution of Supply Agreement. Promptly upon request by CURAGEN, the Parties shall negotiate, diligently and in good faith, and execute a supply agreement (the “Supply Agreement”) pursuant to which TOPOTARGET shall sell to CURAGEN, and CURAGEN shall purchase from TOPOTARGET, CURAGEN’s commercial requirements of Collaboration Products as provided in Section 11.1(a) above.

11.3 Cost of Manufacturing and Related Activities. Except as expressly provided to the contrary in this Section 11, each Party shall be solely responsible for all of the costs and expenses it has incurred before, or incurs after, the Effective Date, in connection with the manufacture of any Collaboration Product.

11.4 Manufacturing Liaisons. Each Party shall have the right to appoint one employee or consultant to act as a liaison between TOPOTARGET’s and CURAGEN’s relevant manufacturing teams. Each Party shall inform the other Party’s liaison regarding the status of such Party’s manufacturing-related efforts (including scale-up, process development and actual manufacturing) under this Agreement and/or the Supply Agreement, and the two liaisons shall coordinate such efforts with the Parties’ performance of their other respective obligations under this Agreement and/or the Supply Agreement.

12. CONFIDENTIALITY.

12.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the term of this Agreement and for five years thereafter each Party, its Affiliates and its Sublicensees, if any (collectively, a “receiving Party”), shall use their best efforts to keep completely confidential, shall not publish or otherwise disclose and shall not use for any purpose other than the performance of this Agreement both the financial terms of this Agreement and any information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

furnished to it by the other Party, its Affiliates or its Sublicensees, if any (collectively, a “disclosing Party”), or developed under or in connection with the Research Program or any product development efforts pursuant to this Agreement (and shall ensure that its and its Affiliates’ and its Sublicensees’ respective directors, officers, employees or agents do likewise), except to the extent that it can be established by the receiving Party by competent proof that such information: (i) is, or hereafter becomes, generally available to the public other than by reason of any default by the receiving Party with respect to its confidentiality obligations hereunder; or, (ii) with respect to information disclosed by one Party to the other Party (a) was already known to the receiving Party at the time of disclosure by the disclosing Party; (b) was lawfully disclosed to the receiving Party by a Third Party who was not in default of any confidentiality obligation to the disclosing Party; or (c) is independently developed by or for the receiving Party without reference to or reliance upon the information furnished by the disclosing Party (all such information to which none of the foregoing exceptions applies, “Confidential Information”).

12.2 Exclusions to Confidentiality. The restrictions contained in Section 12.1 shall not apply to any Confidential Information in the hands of a receiving Party to the extent that it (i) is submitted by the receiving Party to governmental authorities to facilitate the issuance of marketing approvals for a Collaboration Product in accordance with the terms of this Agreement, provided that reasonable measures shall be taken to assure confidential treatment of such information, if practicable; (ii) is provided by a Party to any Third Party under appropriate terms and conditions, including confidentiality provisions equivalent to those in this Agreement, for consulting, manufacturing development, manufacturing, external testing, marketing trials and sublicensing or potential sublicensing in accordance with the terms hereof; or (iii) is otherwise required to be disclosed in compliance with applicable laws or regulations (including, without limitation, to comply with any governmental or stock exchange disclosure requirements) or an order by a court or other regulatory body having competent jurisdiction; provided, however, that if a receiving Party is required to make any such disclosure of the disclosing Party’s Confidential Information such receiving Party shall, except where impracticable for necessary disclosures (for example to physicians conducting studies or to health authorities), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications or otherwise, will use its best efforts to secure confidential treatment of such Confidential Information required to be disclosed.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

12.3 Injunctive Relief. The Parties acknowledge that monetary damages alone would not adequately compensate the disclosing Party in the event of a breach by the receiving Party of this Section 12, and that, in addition to all other remedies available to the disclosing Party under this Agreement, at law or in equity, it shall be entitled to injunctive relief for the enforcement of its rights under this Section 12, without the posting of a bond or other security, and to an accounting of profits made during the period of any breach of the receiving Party’s obligations under this Section 12.

13. INTELLECTUAL PROPERTY.

13.1 Patent Enforcement.

(a) Each Party shall notify the other promptly after such Party becomes aware of any alleged infringement in the Field of any Patent licensed to either Party under this Agreement in any country. CURAGEN shall have the first right, but not the duty, to institute patent infringement actions against Third Parties with respect to any such alleged infringement in the Field and in the Territory. CURAGEN shall take all such actions under this Section 13.1(a) (other than with respect to a Patent included solely in the CURAGEN Collaboration Technology) in reasonable consultation with TOPOTARGET and shall keep TOPOTARGET apprised as to the status of any such infringement action CURAGEN institutes. TOPOTARGET shall execute all reasonable, necessary and proper documents and take such actions, at CURAGEN’s request and expense, as shall be appropriate to allow CURAGEN to institute and prosecute infringement actions under this Section 13.1(a).

(b) The costs and expenses of bringing and maintaining any infringement action under Section 13.1(a) shall be borne solely by CURAGEN.

(c) Any award or compensation (including the fair market value of non-monetary compensation) paid by Third Parties as a result of any infringement action brought by CURAGEN under Section 13.1(a) (whether by way of settlement or otherwise) shall be allocated

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

first to reimbursement of CURAGEN for all expenses incurred by it in connection with such action. Any remaining award or compensation shall be allocated to the Parties in the following proportions: [*************************************************].

(d) In the event CURAGEN elects not to, or fails to, exercise its rights under Section 13.1(a) with respect to any alleged infringement of a Patent licensed to CURAGEN under this Agreement (i.e., excluding any Patent included solely in the CURAGEN Collaboration Technology) within 120 days after receiving notice thereof, TOPOTARGET shall have the right, but not the duty, to institute patent infringement actions against Third Parties with respect to any such alleged infringement. TOPOTARGET shall take all such actions under this Section 13.1(d) in reasonable consultation with CURAGEN and shall keep CURAGEN apprised as to the status of any such infringement action TOPOTARGET institutes. CURAGEN shall execute all reasonable, necessary and proper documents and take such actions, at TOPOTARGET’s request and expense, as shall be appropriate to allow TOPOTARGET to institute and prosecute infringement actions under this Section 13.1(d). The costs and expenses of bringing and maintaining any infringement action under this Section 13.1(d) shall be borne solely by TOPOTARGET, and TOPOTARGET shall be entitled to retain any award or compensation (including the fair market value of non-monetary compensation) paid by Third Parties as a result of any such action.

13.2 Infringement Actions by Third Parties.

(a) Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any Patents owned or licensed by Third Parties which is threatened, made or brought against either Party by reason of either Party’s performance of its obligations under this Agreement or manufacture, use or sale of any Collaboration Products in the Territory in the Field.

(b) In the event that such an action for infringement is commenced solely against a Party or both Parties jointly and/or any of their respective Affiliates or Sublicensees, as the case may be, with respect to any Collaboration Product developed and commercialized by CURAGEN, its Affiliates and/or Sublicensees, CURAGEN shall defend such action at its own

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

expense, and TOPOTARGET hereby agrees to assist and cooperate with CURAGEN to the extent necessary in the defense of such suit, in accordance with Section 13.2(c). CURAGEN shall have the right to settle any such action or consent to an adverse judgment thereto, and TOPOTARGET’s consent shall not be required unless such settlement or consent: (i) imposes any material obligation on TOPOTARGET (including under Section 13.2(d)), or (ii) materially impairs TOPOTARGET’s rights in or to any TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, CURAGEN Collaboration Technology and/or Joint Collaboration Technology, in which event TOPOTARGET’s consent shall not be unreasonably withheld or delayed.

(c) The costs of defending any infringement action with respect to a Collaboration Product developed and commercialized by CURAGEN, its Affiliates and/or Sublicensees shall be borne solely by CURAGEN.

(d) Subject to Section 9.6(b), during the pendency of any such action, CURAGEN shall continue to pay all royalties due hereunder and CURAGEN shall be fully liable for the payment of any award for damages, or any amount due pursuant to any settlement entered into by CURAGEN, to the extent that any such action pertains to a Collaboration Product developed and commercialized by CURAGEN and/or its Affiliates or Sublicensees.

(e) Except to the extent that the provisions of Section 13.1 shall apply to any portion thereof, CURAGEN shall retain any award or compensation (including the fair market value of non-monetary compensation) received by CURAGEN as a result of any such action (i.e., as a result of a counterclaim).

(f) In the event that such an action for infringement is commenced solely against a Party or both Parties jointly and/or any of their respective Affiliates or sublicensees, as the case may be, with respect to any Collaboration Product developed and commercialized by TOPOTARGET, its Affiliates and/or sublicensees, TOPOTARGET shall defend such action at its own expense, and CURAGEN hereby agrees to assist and cooperate with TOPOTARGET to the extent necessary in the defense of such suit, in accordance with Section 13.2(g). TOPOTARGET shall have the right to settle any such action or consent to an adverse judgment

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

thereto, and CURAGEN’s consent shall not be required unless such settlement or consent: (i) imposes any material obligation on CURAGEN (including under Section 13.2(h)), or (ii) materially impairs CURAGEN’s rights in or to any TOPOTARGET Licensed Technology, TOPOTARGET Collaboration Technology, CURAGEN Collaboration Technology and/or Joint Collaboration Technology, in which event CURAGEN’s consent shall not be unreasonably withheld or delayed.

(g) The costs of defending any infringement action with respect to a Collaboration Product developed and commercialized by TOPOTARGET, its Affiliates and/or sublicensees shall be borne solely by TOPOTARGET.

(h) During the pendency of any such action, TOPOTARGET shall continue to pay any royalties due hereunder. TOPOTARGET shall be fully liable for the payment of any award for damages, or any amount due pursuant to any settlement entered into by TOPOTARGET, to the extent that any such action pertains to a Collaboration Product developed and commercialized by TOPOTARGET and/or its Affiliates or sublicensees.

(i) Except to the extent that the provisions of Section 13.1 shall apply to any portion thereof, TOPOTARGET shall retain any award or compensation (including the fair market value of non-monetary compensation) received by TOPOTARGET as a result of any such action (i.e., as a result of a counterclaim).

14. INDEMNIFICATION.

14.1 By CURAGEN. CURAGEN shall indemnify and hold TOPOTARGET and its Affiliates and their respective directors, officers, employees and agents, harmless from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals and other reasonable litigation expenses) arising out of or resulting from:

(i) any and all product liability claims resulting from the development and/or commercialization of any Collaboration Product by CURAGEN, its Affiliates or its Sublicensees; and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(ii) any warranty claims, Collaboration Product recalls or any tort claims of personal injury (including death) or property damage relating to or arising out of the manufacture, use, distribution or sale of any Collaboration Product by CURAGEN, its Affiliates or its Sublicensees due to any negligence, recklessness or intentional misconduct by, or strict liability of, CURAGEN, its Affiliates or its Sublicensees, and their respective directors, officers, employees and agents.

14.2 By TOPOTARGET. TOPOTARGET shall indemnify and hold CURAGEN, its Affiliates and their respective directors, officers, employees and agents, harmless from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals and other reasonable litigation expenses) arising out of or resulting from:

(i) any and all product liability claims resulting from the development and/or commercialization of any Collaboration Product by TOPOTARGET, its Affiliates or its licensees (other than CURAGEN); and

(ii) any warranty claims, Collaboration Product recalls or any tort claims of personal injury (including death) or property damage relating to or arising out of the manufacture, use, distribution or sale of any Collaboration Product by TOPOTARGET, its Affiliates or its licensees (other than CURAGEN) due to any negligence, recklessness or intentional misconduct by, or strict liability of, TOPOTARGET, its Affiliates or its licensees (other than CURAGEN), and their respective directors, officers, employees and agents.

14.3 Notice. In the event that any Person entitled thereto (an “indemnitee”) is seeking indemnification under Section 14.1 or 14.2, such indemnitee shall inform the indemnifying Party of a claim as soon as reasonably practicable after the indemnitee receives notice of the claim, shall permit the indemnifying Party to assume direction and control of the defense of the claim (including the sole right to settle it at the sole discretion of the indemnifying Party, provided that such settlement does not impose any material obligation on the indemnitee or the other Party)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

and shall cooperate as requested (at the expense of the indemnifying Party) in the defense of the claim (including, without limitation, granting the indemnifying Party limited access to pertinent records and making persons under such indemnitee’s control available for interview and testimony).

14.4 Complete Indemnification. As the Parties intend complete indemnification, all costs and expenses incurred by any indemnitee to enforce this Section 14 shall be reimbursed by the indemnifying Party.

15. TERM; TERMINATION.

15.1 Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall expire upon the expiration of all Royalty Terms in all countries in the Territory with respect to all Collaboration Products.

15.2 Effect of Expiration. Following the expiration of the applicable Royalty Term with respect to a Collaboration Product in a country in the Territory, CURAGEN shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export such Collaboration Product in such country and following the expiration of the last applicable Royalty Term with respect to a Collaboration Product in the Territory, TOPOTARGET shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export such Collaboration Product throughout the TOPOTARGET Territory. Following the expiration of the term of this Agreement in its entirety pursuant to Section 15.1, CURAGEN shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export all Collaboration Products in all countries in the Territory, and TOPOTARGET shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export all Collaboration Products in all countries in the TOPOTARGET Territory.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

15.3 Termination For Cause. Each Party shall have the right to terminate this Agreement, upon notice to the other Party, in the event that:

(a) Such other Party materially defaults with respect to any of its material obligations under this Agreement and does not cure such default within [*****] days after the receipt of a notice in writing from the non-breaching Party specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such [*****]-day period, if the breaching Party does not commence cure within such [*****] day period and thereafter diligently continue actions to cure and actually cure same within a period of [*************] days following such notice); provided, however, that such right to terminate shall be stayed with respect to alleged payment breaches in the event that during such [*****]-day period, the Party alleged to have been in default with respect to any payment due hereunder shall have paid all undisputed amounts and shall have initiated dispute resolution in accordance with Section 17.15 with respect to any disputed payment default, which dispute resolution the Parties shall use their best efforts to have conducted and completed within [*****] months of initiation, and which stay shall last until [*********] days following resolution of any such dispute and determination of what, if any, payments are in default.; provided, further, that if such payment dispute is not resolved within [*********] months as provided above, in order for the stay to continue, [*****] of any amount then is dispute must be prepaid to the non-breaching Party on or before such [*****] month date, which prepayment shall be credited against any amount found to be due or repaid within [*****] days following resolution of such dispute to the extent all or any portion of it is determined not to be due upon. resolution of such dispute.

Notwithstanding the foregoing, if any such non-payment default is limited to the breaching Party’s obligations with respect to a particular Collaboration Product and/or a particular country, then any termination of this Agreement under this clause (a) due to such default shall be limited to the breaching Party’s rights under this Agreement with respect to such Collaboration Product and/or country unless termination in all countries is otherwise expressly provided below.

Any termination pursuant to this clause (a) shall be without prejudice to any of the non-breaching Party’s other rights under this Agreement, and in addition to any other remedies available to it by law or in equity;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(b) The other Party shall have: (i) voluntarily commenced any proceeding or filed any petition seeking relief under the bankruptcy, insolvency or other similar laws of any jurisdiction, (ii) applied for, or consented to, the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for it or for all or substantially all of its property, (iii) filed an answer admitting the material allegations of a petition filed against or in respect of it in any such proceeding, (iv) made a general assignment for the benefit of creditors of all or substantially all of its assets, (v) admitted in writing its inability to pay all or substantially all of its debts as they become due, or (vi) taken corporate action for the purpose of effecting any of the foregoing;

(c) An involuntary proceeding shall have been commenced, or any involuntary petition shall have been filed, in a court of competent jurisdiction seeking: (i) relief in respect of the other Party, or of its property, under the bankruptcy, insolvency or similar laws of any jurisdiction, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conciliator, administrator or similar official for such other Party or for all or substantially all of its property, or (iii) the winding-up or liquidation of such other Party; and, in each case, such proceeding or petition shall have continued undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall have continued unstayed, unappealed and in effect for 30 days;

(d) In the event that TOPOTARGET becomes administered in bankruptcy, or goes into insolvent liquidation:

(i) This Agreement will remain in effect and binding upon the Parties if the trustee in bankruptcy decides to be subrogated to the rights and obligations of TOPOTARGET according to this Agreement.

(ii) Notwithstanding the foregoing, in the event that TOPOTARGET becomes administered in bankruptcy or goes into insolvent liquidation, TOPOTARGET shall, without any further notice and with immediate effect, transfer and assign to CURAGEN (A) all or, at CURAGEN’s option, part of TOPOTARGET’s right, title and interest in the Territory in and to any of the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Technology and the Joint Collaboration Technology, and all data, reports, records, material and other intellectual property owned or controlled by TOPOTARGET, in each case solely to the extent that they have been licensed to CURAGEN under this Agreement, and in each case solely to the extent related to the Collaboration Products then included in the licenses granted to CURAGEN under this Agreement, (B) the full and complete right to file patent applications in the name of the CURAGEN, its designee, or in TOPOTARGET’s name at CURAGEN, or its designee’s election, on the aforesaid inventions, discoveries and applications in the Territory; (C) the entire right, title and interest in and to any Letters Patent which may issue thereon in the United States or in any country in the Territory, and any renewals, revivals, reissues, reexaminations and extensions thereof, and any patents of confirmation, registration and importation of the same; and (D) the entire right, title and interest in all Convention and Treaty Rights of all kinds thereon, including without limitation all rights of priority in any country of the world, in and to the above inventions, discoveries and applications. Such assignment or transfer shall require CURAGEN’s payment to TOPOTARGET or the estate thereof of an amount equivalent to [*********************************************************], which value shall be determined by an independent expert chosen by the Danish Institute of State Authorized Public Accountants (in Danish: Foreningen af Statsautoriserede Revisorer) following the methodology outlined on Exhibit I immediately following the effective date of any such transfer or assignment as provided below, and which amount shall be paid to TOPOGARGET or the estate thereof in equal monthly installments over [*******(****)] years following the date of determination of such fair market value by such independent expert. Such transfer or assignment shall be effective as from the date on which the trustee in bankruptcy decides not to be subrogated to the rights and obligations of TOPOTARGET according to this Agreement in accordance with the Danish Act on Bankruptcy, chapter 7, or when the trustee in bankruptcy or the liquidator decides to transfer or assign the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and/or TOPOTARGET’s interest in the Joint Collaboration Technology to a Third Party. If, however, the trustee in bankruptcy decides to be subrogated to the rights and obligations of TOPOTARGET according to this Agreement, such assignment and transfer shall not occur.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(iii) In case the assignment or transfer as mentioned in the previous section cannot be carried out, regardless of the reason, and the trustee in bankruptcy has decided not to be subrogated to the rights and obligations of TOPOTARGET according to this Agreement, CURAGEN shall in any event have a right of first refusal to purchase the right, title and interest in the Territory in and to any of the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and the Joint Collaboration Technology, and all data, reports, records, materials and other intellectual property owned or controlled by TOPOTARGET that have been licensed to CURAGEN under this Agreement, upon receipt from the trustee in bankruptcy of an offer to purchase such right, title and interest from an independent third party, at the same price and conditions as such third party has offered. Further, in case neither the assignment nor the right of first refusal can be carried through, CURAGEN shall in such case have a preemption right to purchase the right, title and interest in the Territory in and to any of the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and the Joint Collaboration Technology, and all data, reports, records, materials and other intellectual property owned or controlled by TOPOTARGET that have been licensed to CURAGEN under this Agreement at a fixed fair market value determined by an independent expert chosen by the Danish Institute of State Authorized Public Accountants (in Danish: Foreningen af Statsautoriserede Revisorer) if the trustee in bankruptcy or the liquidator decides to transfer or assign the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and/or TOPOTARGET’s interest in the Joint Collaboration Technology or at the latest at the time of winding up of the bankruptcy estate. CURAGEN shall from the date on which the trustee in bankruptcy decides not to subrogate and until either the right of first refusal or the pre-emption right is exercised be entitled to make any and all necessary payments and take any necessary actions in order to maintain relevant patents. Further, CURAGEN shall from the date on which the trustee in bankruptcy decides not to subrogate and until either the right of first refusal or the pre-emption right is exercised be entitled to continue the use of the TOPOTARGET Licensed Technology, the TOPOTARGET Collaboration Technology and the Joint Collaboration Technology subject to continued payment by CURAGEN according to the terms of this Agreement during such period. Any and all costs, including license payments made after the effective date of the valuation, incurred by CURAGEN according to these rights of CURAGEN, shall be set off against the final purchase amount according to clause (iii) (right of first refusal or pre-emption right).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(iv) In the event of any assignment or transfer to CURAGEN pursuant to clause (ii) CURAGEN shall have no further obligation to pay any milestones or royalties under this Agreement.

15.4 Termination Without Cause by CURAGEN. Notwithstanding any other provision of this Agreement, after the expiration or termination of the Research Term, CURAGEN shall have the right to terminate this Agreement, in its entirety or with respect to any particular Collaboration Product and/or country in the Territory, at any time upon three (3) months’ notice in writing to TOPOTARGET. Termination under this Paragraph shall automatically terminate any and all relevant CURAGEN license rights and relevant sublicenses granted hereunder by CURAGEN.

15.5 Effect of Termination.

(a) Upon any voluntary termination of any rights or licenses by CURAGEN pursuant to Section 15.4, any and all relevant licenses granted to CURAGEN hereunder, and all relevant sublicenses, shall terminate and TOPOTARGET shall thereafter have rights as provided in Section 15.6(a) hereof with respect to such terminated rights, and shall retain its rights as provided in Section 15.6(b).

(b) Upon any termination under this Agreement by TOPOTARGET pursuant to Section 15.3 other than as a result of any payment breach or any breach of Section 7.2(f), CURAGEN shall retain its rights to exploit the licenses granted pursuant to Section 7.2 for the First Product and for all Future Products for which CURAGEN has paid any Take Up Fee as provided in Section 9.4, and, subject to Section 7.2(e), for all corresponding Back-Up Products, in all cases subject to continued compliance with the relevant terms of this Agreement. TOPOTARGET shall retain its rights as provided in Section 15.6(b).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(c) Upon any termination of this Agreement by TOPOTARGET pursuant to Section 15.3 as a result of a payment breach, CURAGEN shall no longer have rights to any Collaboration Products in any countries in the Territory and any and all licenses granted to CURAGEN hereunder, and all sublicenses, shall terminate. TOPOTARGET shall thereafter have rights as provided in Section 15.6(a) with respect to all Collaboration Products in all countries, and shall retain its rights as provided in Section 15.6(b).

(d) Upon any termination under this Agreement by TOPOTARGET pursuant to Section 15.3 as a result of a breach of Section 7.2(f) and not also as a result of a payment breach, CURAGEN shall no longer have rights in the Territory with respect to the relevant Collaboration Products for which breach of Section 7.2(f) was grounds for termination and any and all relevant licenses granted to CURAGEN, and all relevant sublicenses, shall terminate for the relevant Collaboration Product. However, CURAGEN shall retain its rights to exploit the licenses granted pursuant to Section 7.2 for all other Collaboration Products. TOPOTARGET shall thereafter have rights as provided in Section 15.6(a) for those Collaboration Products which were the subject of the breach of Section 7.2(f), and shall retain its rights as provided in Section 15.6(b).

(e) Upon termination under this Agreement by CURAGEN pursuant to 15.3, CURAGEN shall retain its rights to exploit the licenses granted pursuant to Section 7.2 for the First Product and for all Future Products identified prior to such termination and, subject to Section 7.2(e), for all corresponding Back-Up Products, subject to continued compliance with the relevant terms of this Agreement, including without limitation payment obligations, other than those requiring collaboration with TOPOTARGET. In addition, the rights granted to CURAGEN pursuant to Section 3.5 shall survive such termination and CURAGEN shall receive additional rights as provided in Section 15.6(c). Notwithstanding the foregoing, in the event that any such termination by CURAGEN is the result of a payment breach by TOPOTARGET, the Territory as defined herein shall become worldwide and CURAGEN’s continuing rights pursuant to Section 7.2 shall be exclusive in such expanded Territory and TOPOTARGET’s rights pursuant to Sections 7.4, 7.5 and 8.5 shall terminate with respect to all Collaboration Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

15.6 Access to Rights Following Termination.

(a) For all Collaboration Products for which CURAGEN’s rights do not continue following termination as provided in Sections 15.5(a), (b), (c), or (d) above, subject to (x) and (y) below, CURAGEN shall have no further rights pursuant to Section 7.2 for the relevant Collaboration Products following such termination and CURAGEN shall:

(i) transfer and assign to TOPOTARGET all of CURAGEN’s right, title and interest in and to any CURAGEN Collaboration Technology and all data, reports, records, materials and other intellectual property owned or controlled by CURAGEN that relates exclusively to such Collaboration Products;

(ii) grant TOPOTARGET a non-exclusive license, solely for the purpose of TOPOTARGET’s developing, making, having made, using, marketing and selling such Collaboration Products, under any CURAGEN Licensed Technology and CURAGEN Collaboration Technology that does not exclusively relate to such Collaboration Products;

(iii) transfer and assign to TOPOTARGET ownership of all INDs, NDAs and other regulatory filings made or filed with respect to any such Collaboration Product (or, if such transfer and assignment is not permitted under the laws of any applicable jurisdiction, CURAGEN shall take such other permitted actions with respect to such filings as may be reasonably requested by TOPOTARGET);

all upon commercially reasonable, arms length financial terms, which shall in no event exceed royalties in amounts as specified in Section 9.9, that the Parties shall negotiate in good faith and agree upon as soon as practicable after such termination of this Agreement. In the event the Parties, despite the mutual use of good faith efforts, are unable to agree upon such terms and conditions within six (6) months of the relevant termination date, the Parties shall appoint an independent valuation expert who shall determine such terms and conditions, which determination shall be binding upon the Parties. If the Parties are unable to agree upon the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

appointment of such an expert, then each Party shall nominate an expert (the cost of whom shall be borne by such Party), and both experts appointed by the Parties shall jointly appoint the expert who shall make such determination. Any expert appointed pursuant to this Section 15.6(a) shall have at least 15 years’ experience in the business of pharmaceutical development and commercialization. Except as provided above, the costs and expenses of any expert acting under this Section 15.6(a) shall be borne equally by the Parties. Notwithstanding any other provision hereof, in the event that the royalty set pursuant to this Section 15.6(a) is less than that specified in Section 9.9, such reduced royalty shall apply both inside and outside the TOPOTARGET Territory for the relevant Collaboration Product(s).

Notwithstanding the foregoing: (x) in the event of any termination of this Agreement in which CURAGEN loses rights for any Collaboration Product with respect to fewer than all of the countries in the Territory, any rights, licenses and other benefits to be transferred, granted and otherwise assigned to TOPOTARGET as provided above for such Collaboration Product shall be expressly limited to those pertaining to the countries in the Territory to which such termination applies; and (y) at any time prior to any transfer, granting and assignment of rights, licenses and benefits to TOPOTARGET pursuant to this Section 15.6(a), TOPOTARGET may elect, upon notice to CURAGEN, to waive the application of this Section 15.6(a) with respect to such rights, licenses and benefits. Following any such waiver neither Party shall have any obligation or liability to the other with respect to such rights, licenses and benefits.

(b) In the event of any termination of this Agreement by TOPOTARGET pursuant to Section 15.3 or by CURAGEN pursuant to Section 15.4, TOPOTARGET’s license rights pursuant to Sections 7.4 and 7.5 hereof, and its rights pursuant to Section 8.5 hereof, shall continue subject to continued compliance with the relevant terms of this Agreement; and provided that all royalties due to CURAGEN pursuant to Section 9.9 and/or Section 15.6(a) shall thereafter be payable to CURAGEN in accordance with Article 10 unless offsettable against milestones and royalties due with respect to any surviving rights of CURAGEN.

(c) In the event of termination of this Agreement by CURAGEN pursuant to Section 15.3, in addition to any relevant rights provided in Section 15.3(d), TOPOTARGET shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

(i) promptly transfer to CURAGEN copies, whether in written or electronic form, of all data, reports, records and materials (including any TOPOTARGET Licensed Technology and/or TOPOTARGET Collaboration Technology necessary to allow CURAGEN to continue to conduct the Research Program and the Development Program all to the extent not previously disclosed to CURAGEN) in TOPOTARGET’s possession or control which relate to the Research Program and/or the Development Program; (ii) return to CURAGEN all relevant records and materials, whether in written or electronic form, in TOPOTARGET’s possession or control containing Confidential Information of CURAGEN, and (iii) furnish to CURAGEN all unused Substances provided to TOPOTARGET by CURAGEN in connection with the Research Program.

15.7 Right to Sell Stock on Hand. CURAGEN shall have the right for one year after any termination or expiration of this Agreement, to dispose of all Collaboration Product then in its inventory and to complete manufacture of and dispose of any work-in-progress then being manufactured, as though this Agreement had not terminated. CURAGEN shall pay royalties thereon, in accordance with the provisions of this Agreement, as though this Agreement had not terminated.

15.8 Accrued Rights, Surviving Obligations.

(a) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

(b) Termination, relinquishment or expiration of this Agreement shall not terminate each Party’s obligation to pay all royalties, milestone payments and other monetary obligations that may have accrued hereunder prior to such termination. All of the Parties’ rights and obligations under Sections 4.7, 5.3(e), 5.5, 5.6, 5.7, 6.1, 6.2, 6.3, 6.4(d), 8.3, 8.5 (except in the event of termination by CURAGEN for a payment breach by TOPOTARGET), 8.7, 8.8, 8.9, 9.9, 10, 12, 13 (solely with respect to actions pending at such time), 14, 15.2, 15.5, 15.6, 15.7, 15.8, 17.1 (if in effect at such time), 17.2 (if in effect at such time), 17.4, 17.6, 17.12, 17.15, 17.16 and 17.17 shall survive termination, relinquishment or expiration hereof.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

16. FORCE MAJEURE.

16.1 Events of Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure shall be defined as causes beyond the control of the Party, including, without limitation, acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event TOPOTARGET or CURAGEN, as the case may be, shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and for 30 days thereafter. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

17. MISCELLANEOUS.

17.1 Non-Solicitation. During the term of the Research Program and for a period of one year thereafter, neither Party shall solicit, induce, encourage or attempt to induce or encourage any employee of the other Party to terminate his or her employment with such other Party or to breach any other obligation to such other Party.

17.2 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the Parties. Neither Party shall be entitled to, or shall, incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

17.3 Guaranty. TOPOTARGET A/S hereby unconditionally guaranties the performance of all obligations of any TOPOTARGET Affiliate under this Agreement and the Supply Agreement, when executed. In the event of a breach by any TOPOTARGET Affiliate in the observance of the terms of this Agreement, CURAGEN shall be entitled to proceed against either such TOPOTARGET Affiliate or directly against TOPOTARGET A/S, as CURAGEN may determine in its sole discretion, to enforce this Agreement. CURAGEN CORPORATION hereby unconditionally guaranties the performance of all obligations of any CURAGEN Affiliate under this Agreement and the Supply Agreement, when executed. In the event of a breach by any CURAGEN Affiliate in the observance of the terms of this Agreement, TOPOTARGET shall be entitled to proceed against either such CURAGEN Affiliate or directly against CURAGEN CORPORATION, as TOPOTARGET may determine in its sole discretion, to enforce this Agreement.

17.4 Assignment.

(a) Each Party shall be entitled to assign this Agreement to any of its Affiliates upon 60 days’ prior written notice to the other Party; provided, however, that in the event of any such assignment, the assigning Party shall remain jointly and severally liable with respect to all of its obligations hereunder, and in the event of any default relating to any such obligations, the other Party shall be entitled to proceed against either such Affiliate or directly against the assigning Party, as such other Party may determine in its sole discretion, to enforce this Agreement.

(b) Except as provided in Section 17.4(a), neither Party shall be entitled to assign its rights hereunder without the express written consent of the other Party, except that each Party may assign this Agreement to any assignee of all or substantially all of such Party’s business (or that portion thereof to which this Agreement relates) or in the event of such Party’s merger, consolidation or similar transaction.

(c) No assignment contemplated by this Section 17.4 shall be valid or effective unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

17.5 Disclaimer of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE 2 AND SECTION 3.1, THE PARTIES EXPRESSLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE PRACTICE.

17.6 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and take all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

17.7 Notice. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

(i)	In the case of CURAGEN, to:

555 Long Wharf Drive

New Haven, CT 06511

Attention: President

Facsimile No.: 203-401-3333

(ii)	In the case of TOPOTARGET, to:

Attention:

Facsimile No.:

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon actual receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the fifth business day after such notice or request was deposited with the postal service in the country of mailing.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

17.8 Use of Name. Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party (including, without limitation, any Trademark) for any purpose in connection with the performance of this Agreement.

17.9 Public Announcements.

(a) Except as required by law (including, without limitation, the applicable disclosure requirements of any relevant regulatory authority or stock exchange) and as permitted by Section 12.2, neither Party shall make any public announcement concerning this Agreement, any Covered Product or any other subject matter hereof without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. It shall not be unreasonable for a Party to withhold consent with respect to any public announcement containing any of such Party’s Confidential Information. In the event of any required or proposed public announcement, (i) the Parties shall consult with each other in good faith as to the timing thereof, and (ii) the Party making such announcement shall provide the other Party with a copy of the proposed text prior to such announcement sufficiently in advance of the scheduled release of such announcement to afford such other Party a reasonable opportunity to review and comment upon the proposed text.

(b) Following a Party’s consent to or approval of the public announcement of any information pursuant to this Section 17.9, both Parties shall be entitled to make subsequent public announcements of such information without renewed compliance with this Section 17.9, unless the scope and/or duration of such consent or approval is expressly limited.

(c) Notwithstanding the foregoing, on the Effective Date the Parties shall issue one or more press releases in the form attached hereto as Exhibit J, the timing of which shall be mutually agreed.

17.10 Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

17.11 Compliance with Law. Nothing in this Agreement shall be deemed to permit a Party to export, re-export or otherwise transfer any Collaboration Product sold under this Agreement without compliance with applicable laws.

17.12 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

17.13 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

17.14 Governing Law; English Original; Jurisdiction.

(a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its choice of law principles; provided, however, that any arbitration proceeding conducted pursuant to Section 17.15 shall be governed by the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958. The English original of this Agreement shall prevail over any translation hereof.

(b) Without prejudice to the rights and obligations of the Parties under Section 17.15, each Party hereby consents to the in personam jurisdiction of any state or federal court sitting in the State of New York with respect to any matter arising in connection with this Agreement and further consents to the service of any process, notice of motion or other application to any such court or a judge thereof outside the State of New York by registered or certified mail or personal service, provided that reasonable time is allowed for appearance. Each Party hereby waives, to the greatest extent it may do so, any defense it may have on the grounds of inconvenient forum with respect to any action or proceeding maintained in any state or federal court in New York.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

17.15 Arbitration.

(a) Any dispute arising out of or relating to any provisions of this Agreement (a “Dispute”) shall first be referred to the professional mediator for resolution through good faith mediation (“Mediation”) involving the Chief Executive Officers of each respective Party. If the Dispute is not resolved by such individuals within thirty (30) days of written request of either Party for Mediation, then the Dispute shall be resolved as provided in (b) below.

(b) Any Dispute which is not resolved by Mediation as provided in (a) above shall be finally settled by arbitration to be held in New York, New York, under the auspices and then current commercial arbitration rules of the American Arbitration Association (the “AAA”). Such arbitration shall be conducted by three arbitrators. Within 30 days after the commencement of any arbitration, each Party shall appoint one arbitrator, and these two arbitrators shall jointly appoint the third arbitrator, who shall have significant experience in pharmaceutical drug development and commercialization; provided, however, that if the two arbitrators appointed by the Parties are unable to agree upon the third arbitrator within 30 days after their appointment, then the third arbitrator shall be appointed by the AAA. The Parties shall instruct such arbitrators to render a determination of any such dispute within four months after their appointment. All arbitration proceedings shall be conducted in English. Judgment upon any award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

(c) Neither Section 17.15(a) or (b) shall prohibit a Party from seeking injunctive relief from a court of competent jurisdiction in the event of a breach or prospective breach of Section 3.4 or Articles 6, 7 or 12 of this Agreement by the other Party which would cause irreparable harm to the first Party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

17.16 No Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES OR SUBLICENSEES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.

17.17 Entire Agreement. This Agreement (together with the Exhibits hereto and the Research Plans, as approved and modified from time to time by the Joint Steering Committee) sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the Parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the Effective Date in writing and signed by a proper and duly authorized officer or representative of the Party to be bound thereby. Without limiting the generality of the foregoing, the terms and conditions of this Agreement shall supersede the terms and conditions of any confidentiality, non-disclosure or similar such agreement that the Parties may have executed prior to the Effective Date.

17.18 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

17.19 Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code. The Parties agree that either Party may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether the other Party files for bankruptcy in the United States or another jurisdiction. The Parties further agree that, in the event the non-insolvent Party elects to retain its rights as a licensee under such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to such Party not later than;

(a) the commencement of bankruptcy proceedings against the insolvent Party, upon written request, unless such insolvent Party elects to perform its obligations under the Agreement, or

(b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the insolvent Party, upon written request.

17.20 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

17.21 Counterparts. This Agreement may be executed simultaneously in two counterparts, any one of which need not contain the signature of more than one Party, but both such counterparts taken together shall constitute one and the same agreement.

17.22 Construction. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

17.23 Hart-Scott-Rodino Filing. The Parties shall cooperate fully and use all commercially reasonable efforts to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations issued thereunder (the “HSR Act”), to determine if a Notification Report is required thereunder, and to file any required Notification Report form with the Federal Trade Commission and the Department of Justice in accordance with such rules and regulations, with respect to the transactions contemplated in this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

* * *

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

TOPOTARGET A/S

By:
Name:
Title:

CURAGEN CORPORATION

By:
Name:
Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT A

EXISTING TOPOTARGET LICENSED TECHNOLOGY

[***********]

[*************************************]

[*************************************]

[*************************************]

[*************************************]

[***********]:

[***************************************************]

[*************************************]

[************]	[*********]	[************]	[**********]	[************]
[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]
[********]	[********]	[********]	[********]	[********]

*[*************************************]

[******************************************************************************************

*******************************************************************************************

********************]

1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[**********]:

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]
[************]	[************]	[************]

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]

2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]

[************************************************************]

[*********************************]

[********]	[********]	[********]
[************]	[************]	[************]
[************]	[************]	[************]

3

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT B

JOINT STEERING COMMITTEE

Initial TOPOTARGET Representatives:

[***********************]

[*****************]

[*****************]

Initial CURAGEN Representatives:

[***********************]

[*****************]

[*****************]

Chairperson:

[***********************]

4

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT C

INITIAL RESEARCH PLAN

5

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT D

HDAC INHIBITOR CRITERIA

[*******************************************************]

[*******************************************************]

6

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT E

FORM OF MATERIAL TRANSFER AGREEMENT

7

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT F

DEVELOPMENT PROGRAM PRINCIPLES

[******************************************************************************************

*******************************************************************************************

*************************************************].

[***********************]

[******************************************************************************************

*******************************************************************************************

*****].

[*****************************************************************************************

******************************************************************************************].

JSC Governance of Development Program

[******************************************************************************************

**************************************************************].

[******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*******************************************************************************************

************************].

[**********************************]

[******************************************************************************************

*******************************************************************************************

*******************************************************************************************

********************].

[******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*****************].

8

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[******************************************************************************************

******************************************************************************************

**************************************************].

[******************************************************************************************

*******************************************************************************************

*************************************************].

[******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*******************************************************************************************

*****************************************************].

[******************************************************************************************

*******************************************************************************************

****************].

[*****************************************************************************************

******************************************************************************************

******************************************************************************************

************************************************************].

[*****************************************************************************************

******************************************************************************************

***************************************************].

[**********************************]

[*****************************************************************************************

******************************************************************************************

***************************************************].

[*************************************************************************]:

[*****************************************************************************************

******************************************************************************************

***************************************************].

9

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

[*************************************************************************].

[*****************************************************************************************

******************************************************************************************

******************************************************************************************

***********************************************************************************].

10

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT G

TOPOTARGET CLINICAL STUDIES

[************************************************************************].

[************************************************************************].

[************************************************************************].

11

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT H

CONVERTIBLE DEBENTURE

AND

CONVERTIBLE LOAN AGREEMENT

12

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

Convertible Loan Agreement

(hereinafter the “Agreement”)

This Agreement has on the date first written below been entered into between

TopoTarget A/S

CVR.no. 25 69 57 71

Symbion Science Park

Fruebjergvej 3

2100 Copenhagen Ø

Denmark

(hereinafter referred to as the “Company”)

and

CuraGen Cooperation

555 Long Warf Drive

New Haven, Connecticut 06511

USA

(hereinafter referred to as the “Lender”)

RECITALS:

Whereas	the Lender and the Company as of even date herewith have entered into a License and Collaboration Agreement attached hereto as Exhibit 1.

Whereas	the Lender in partial consideration of the rights and licenses granted to the Lender under the License Agreement within 30 days after the execution thereof has agreed to pay the Company a non-refundable, non-creditable one time license fee in the amount of USD 5,000,000.

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

Whereas	the Lender in addition hereto wishes to make available to the Company a convertible loan facility for an aggregate amount of UDS 5 million to be converted into DKK on the date of draw down.

NOW THEREFORE, the Parties agree, in consideration of the mutual covenants and obligations contained herein, as follows:

1.	Loan Commitment

1.1	Lender shall subject to the terms and conditions set forth below be obligated to advance to the Company funds to be used for general corporate purposes at the Company’s discretion in the form of a loan or loans in an aggregate amount not to exceed USD 5 million (hereinafter referred to as the “Loan Facility”).

1.2	It has been agreed that the Company may draw down the Loan Facility in one (1) instalment of USD 5 million.

1.3	The Company shall in the event that it wishes to draw down the Loan Facility notify the Lender not later than 2 working days after the last signature on this Agreement has been obtained and simultaneously forward a Convertible Debenture in a form as set out in Exhibit 2 to the Lender for signing. The Company shall, additionally, be obligated to call and convene an extraordinary general meeting with maximum 14 days’ notice with the purpose of obtaining the approval from the Shareholders to issue the Convertible Debenture as required according to the Danish Companies Act. The Lender shall within 10 days from receipt of the notification forward the draw down/loan amount to its client account with the Law Firm Osborne Clarke, Lautrupsgade 7, DK-2100 Copenhagen Ø. The draw down/loan amount shall be held on deposit by the law firm until the shareholders of the Company has approved the issuance of the Convertible Debenture. The draw down shall be converted into DKK on the date of receipt of the amount by the Law Firm Osborne Clarke at the exchange rate applicable at the date of receipt. It is for the sake of good order noted that the terms and conditions which shall apply to the draw down shall be on the terms and conditions as set out in the Convertible Debenture attached hereto as Exhibit 2.

1.4	The Board of Directors of the Company shall without delay after the general meeting has approved the issuance of the Convertible Debenture sign it and forward

2

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

a signed copy to the Lender, provided that the Law Firm Osborne Clark irrevocably undertakes to forward the draw down/Loan amount to the Company’s client account with the Law Firm Mazanti-Andersen Korsø Jensen & Partnere, Store Kongensgade 69, DK-1264 Copenhagen K, upon receipt of the Convertible Debenture. The Board of Directors of the Company shall be obligated to procure and ensure that the issuance of the Convertible Loan is duly registered with the Danish Commerce and Companies agency. The law firm Mazanti-Andersen, Korsø Jensen & Partnere shall not be entitled to release the draw down/loan amount to the Company until the issuance of the Convertible Loan has been duly registered.

2.	Conversion of Advanced Loans

2.1	The Lender hereby irrevocably covenants, irrespective of the wording in the Convertible Debenture, to be obligated to convert the Loan advanced according to this agreement into shares in the Company in connection with an IPO of the Company. The Lender shall thus be obligated to convert into/subscribe ordinary shares of the same class, which is offered for subscription in connection with the IPO. The conversion/subscription price for the shares shall be equivalent to the subscription price applied for the offering of shares in connection with the IPO. The Lender shall to the extent that this is deemed necessary by the Company’s legal advisors additionally be obligated to sign a separate declaration whereby the Lender irrevocably declares that it wants to convert into shares in connection with the IPO.

2.2	The conversion of shares shall be carried out in accordance with the provisions of the Offering Circular published in connection with the IPO as determined by the Company’s investment bankers and advisors used in connection with the IPO.

2.3	The Company covenants to ensure that a sufficient number of shares are reserved for conversion/subscription by the Lender in connection with the IPO. In the event that there is an over subscription of shares offered in connection with the IPO there shall thus not be any cut-back on the shares to be converted into/subscribed by the Lender. The procedure used to secure the subscription shall be determined finally by the Company’s investment bankers and advisors used in connection with the IPO.

3

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

2.4	In the absence of an IPO prior to 1 January 2009 the Lender shall irrespective of the wording of the Convertible Debenture, be entitled and obligated, to convert the Loan into shares in the Company at a conversion price corresponding to the price per share applied by one or more independent third parties (hereinafter referred to as “Investor”) in connection with the first subscription of shares or a similar investment in the Company of a value, which exceeds in total DKK 30,000,000 taking place after 1 January 2005. The shares into which the loan shall be converted shall be of the same class and have the same rights attached as the shares issued to the Investor.

3.	Term

3.1	This Agreement shall unless the Parties agree otherwise automatically terminate on 10 May 2009 (hereinafter the “Repayment Date”) and all advanced funds, including interest, which have not been converted according to the terms and conditions of the Convertible Debentures issued pursuant to this Agreement, shall fall due for payment. However, in the event of an IPO of the Company’s shares prior to the Repayment Date this agreement shall automatically terminate on the date of completion of the IPO except for the Company’s obligation to issue warrants to the Lender.

4.	Conversion by Current Investors

4.1	The Lender acknowledges to have been informed that the Company is in the process of carrying out a conversion of convertible debentures issued by the Company to two of its majority shareholders. The Lender accepts that such conversion is carried out by the Company at a conversion price of not less than DKK 202 per nominal DKK 1 C-share and that the Lender shall not be entitled to any adjustment of the terms of the Convertible Debenture issued pursuant to this Agreement, irrespective of the wording in the Convertible Debenture attached as Exhibit 2. The Lender, furthermore, acknowledges and accepts that the Company issues shares and/or cash payment to AntiAntra ApS as payment for the rights according to the License Agreement entered into between the Company and AntiAntra ApS, provided that the subscription price applied in connection with such share issuance is not less than DKK 202 per DKK 1 A-share and provided that the value of the rights according to the said License Agreement does not exceed DKK 15 million.

4

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

5.	Precedence

5.1	In the event of discrepancies between the wording or the terms and conditions of this Agreement and the wording or the terms and conditions of the Convertible Debenture issued pursuant hereto this Agreement shall prevail to the extent permissible according to Danish law.

6.	Choice of Law, Venue and Signing

6.1	This Agreement and disputes, if any, which arise between the Parties regarding this Agreement shall if amicable settlement can not be reached be settled by Arbitration in Copenhagen according to the ICC rules of Arbitration and shall be settled according to Danish law. The language of the proceedings shall be in English.

6.2	This Agreement shall be signed by the Company and the Lender and shall be co-signed by shareholders of the Company representing minimum 9/10 of the Company’s share capital and the voting rights.

Date:	Date:

On behalf of TopoTarget A/S	On behalf of CuraGen Cooperation

The undersigned shareholders representing together minimum 90 per cent of the voting rights and share capital of the Company hereby irrevocably declare to be obligated to vote for and approve the issuance of the Convertible Debenture (Exhibit 2)

5

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

to the Lender and the adoption thereof in the Company’s Articles of Association provided that the issuance is in accordance with this Agreement. We, furthermore, accept that the issuance is made without pre-emptive subscription rights for existing shareholders.

Date:

6

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

Convertible Debenture

(non-negotiable)

TopoTarget A/S

Fruebjergvej 3

2100 Kobenhavn Ø

(hereinafter the “Company”)

has today issued the following Convertible Debenture to:

CuraGen Corporation

555 Long Warf Drive

New Haven, Connecticut 06511

USA

(hereinafter the “Lender”)

on the following terms and conditions:

1.	Loan Amount

1.1	The Company acknowledges and accepts to have received from the Lender a loan in the amount of DKK 30,600,000 (hereinafter the “Loan”). The Loan is taken out as a convertible loan in accordance with the provisions set out in this debenture. The Loan has been paid to the Company simultaneously with the signing of this Convertible Debenture at par value.

2.	Interest

2.1	Interest on the Loan shall be calculated at the rate of 6 per cent per annum from the date of payment to the date of conversion or the date of repayment. The interest is calculated on the basis of a year of 360 days.

2.2	Interest shall accrue on each quarter year on the 1st of each quarter year, first time on 1 July 2004 (hereinafter “the Quarter Days”). In the event of repayment or conversion of the Loan on days other than the Quarter Days the interest shall be calculated proportionally.

2.3

The Company is entitled on each Quarter Day to pay interest accrued on the Loan to the Lender in U.S. dollars, based on a principal amount of US$5,000,000 plus accrued and unpaid interest from prior periods. If the Company does not pay the

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

accrued interest on the respective Quarter Day, the amount of such interest shall be compounded and appropriated as capital to and form part of, the outstanding balance of the Loan with effect from such Quarter Day and shall thereafter bear interest accordingly at the rate set forth in clause 2.1.

3.	Repayment of the Loan

3.1	The Loan, plus interest, falls due for payment on 10 May 2009 (hereinafter the “Repayment Date”). The Loan shall, however, fall due for immediate repayment upon the occurrence of one of the events set out in clause 3.2 below prior to the Repayment Date. The Company may not repay the Lean, in whole or in part, at any time before the Repayment Date, unless the Lender in writing has consented to such early repayment, cf., however, clause 4.3 below. The loan shall be repaid in U.S. dollars, with the principal amount equal to US$5,000,000 plus accrued and unpaid interest from prior periods.

3.2	Notwithstanding anything else contained in this debenture the whole of the Loan, plus interest, shall fall due for payment without notice in the event that:

•	The Company is unable to pay its debts/becomes insolvent within the meaning of the Danish Insolvency Act; suspends its payments; certifies that it is unable to pay its debts as and when they shall fall due or enters into or negotiates any compromise arrangements with its creditors;

•	An order be made or a resolution be passed for the winding up of the Company other than for solvent liquidation, cf. however clause 6.3 below;

•	A distress or execution be levied or issued against any of the property of the Company and not be satisfied within 21 days;

•	The Company ceases to carry on its business or substantially the whole of its business;

•	The Company commits or permits any material breach of any of the stipulations and provisions contained in this debenture, the Research Program established between the parties or the License Agreement entered into by the parties and fails to remedy such breach within 21 days of written notice from the Lender requiring such breach to be remedied.

4.	Lender’s Conversion Right in the event of an IPO.

4.1

The Lender shall in the event of an IPO of the Company’s shares, as defined in clause 4.2, be entitled, but not obligated, to convert the Loan, including interest, to ordinary shares (i.e. shares of the same share class, which are issued in connection with the IPO) in the Company at a conversion price corresponding to the subscription price for the Company’s shares applied in connection with the IPO. The conversion

2

Mazanti-Andersen,

Korsø Jensen & Partnere

LAW FIRM

shall be carried out according to the terms set out in clause 4.1.1 without pre-emptive subscription rights for the Company’s shareholders.

4.1.1	If the Lender wishes to convert the Loan, fully or partly, the Lender shall, be entitled to subscribe shares in the Company in connection with the IPO on the same terms as other subscribers and as set out in the IPO prospectus. If the Lender chooses not to convert the Loan or chooses only to convert the Loan partly this will entail that the Lender’s conversion right to the amount of the Loan, which has not been converted in accordance with clause 4.1, shall automatically lapse.

4.2	An IPO shall mean an initial public offering of the Company’s shares for listing on an authorised stock exchange, e.g. the Copenhagen Stock Exchange, in accordance with the legislation and internal regulations applicable in connection with a listing on the relevant Stock Exchange.

4.3	The Company shall be entitled with 14 days’ notice to repay the Loan, including interest in the event that the Lender does not convert the Loan in accordance with the above in connection with an IPO. If the Loan has only been converted partly in connection with an IPO the Company shall be entitled with 14 days’ notice to repay the part of the Loan, including interest, which has not been converted.

5.	Lender’s Conversion Right in the Absence of an IPO

5.1	In the event that an IPO is not completed prior to 1 January 2009 the Lender shall be entitled but not obligated in the period from 1 January 2009 to the Repayment Date to convert the Loan, fully or partly, to shares in the Company, cf., however clause 5.2 below. The conversion shall be carried out on the terms set out in clause 5.1.1-5.1.2 without pre-emptive subscription rights for the Company’s shareholders.

5.1.1	Conversion of the Loan to shares in the Company pursuant to clause 5.1 shall be carried out at a conversion price corresponding to the price per share applied by one or more independent third parties (hereinafter referred to as “Investor”) in connection with the first subscription of shares or a similar investment in the Company of a value, which exceeds in total DKK 30,000,000 taking place after January 1, 2005. The shares which shall be issued in connection with the conversion shall have the same rights attached and shall belong to the same share class as the shares which have been issued to the Investor in connection with such investment which has a value in excess of in total DKK 30,000,000. The Lender shall not be entitled to convert unless a subscription, as mentioned above, is made of more than DKK 30,000,000 in one or more installments.

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LAW FIRM

5.1.2	The Lender shall if it wishes to convert the Loan, fully or partly forward a written notification to this effect to the Company’s Board of Directors. The Company’s Board of Directors is obligated without undue delay after receipt of such written notification, to ensure that the conversion is carried out and is duly registered.

5.2	In the event that the Lender converts the Loan, fully or partly, to shares in the Company in accordance with this clause 5, the Lender shall be obligated to adhere to and accept a Shareholder’s Agreement substantially similar to the Shareholders’ Agreement entered into between the Company’s shareholders, to be agreed by the Lender and the shareholders.

5.3	In the event that an IPO of the Company’s shares is carried out after 1 January 2009 and the Lender has not prior to the completion of the IP0 exercised its conversion right in accordance with clause 5.1, the Lender shall be entitled to convert the Loan to shares in accordance with the provisions in clause 4 above. If the Lender does not exercise its conversion right, fully or partly, in accordance with clause 4., the Lender’s conversion right shall lapse in its entirety for the part of the Loan, including interest, which has not been converted. Clause 4.3 regarding the Company’s right to repayment shall also apply in this situation.

5.4	In the event that the Loan has not been converted according to this clause 5 or clause 4 above at the latest on the Date of Repayment the Lender’s conversion right shall automatically lapse, without further notice and the Company shall in this case be obligated to repay the Loan, including interest not later than 3 working days after the Repayment Date.

6.	Changes to the Company’s Share Capital etc.

6.1	Increases or decreases of the Company’s share capital at market value shall not result in any changes to the agreed conversion price or the number of shares, which can be subscribed through conversion according to this debenture.

6.2

In the event of changes to the Company’s share capital which are not at market value and which result in an increase or decrease to the value of the Lender’s conversion right, an adjustment to the conversion price and the number of shares which may be subscribed according to this debenture, shall be carried out in order to ensure that the value of the Lender’s conversion right in so far as possible remains unaffected by the changes to the share capital. Irrespective of this clause 6.2., there shall be no adjustments as a result of the Company’s issuance of employee shares, share options and/or warrants in connection with the implementation of employee incentive schemes (including to members of the board, advisors and consultants) and there shall not be any adjustments as a result of the exercise of

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such instruments irrespective of whether such instruments have been issued prior to or subsequent to the date of this debenture.

6.3	In the event that the Company is dissolved in connection with a solvent liquidation, a merger or a demerger the Loan shall fall due for payment not later than 14 days after the merger or demerger plan has been signed by the Board of Directors of the participating companies or in the event of a solvent liquidation not later than 14 days after the general meeting has resolved to liquidate the Company. However, the Lender shall be entitled in lieu of requiring cash repayment of the Loan, to convert the Loan to C-shares (provided that C-shares have been issued at the time of conversion and if C-shares have not been issued the conversion shall be made into ordinary shares) at a conversion price corresponding to the price agreed for the other C-shares in connection with the liquidation/merger/demerger and participate in the liquidation/merger/demerger on the same terms and conditions as the Company’s other shareholders, however, the conversion price shall in the event of liquidation be determined as the price per share applied by a third party investor in an investment in the Company for an amount of DKK 30,000,000 or more and if no such investment has been made at a price per nominal DKK 1 share of DKK 201.7589 to be adjusted after issuance of bonus shares. If the Lender wishes to convert the Loan in accordance with this clause, the Lender shall forward written notification to this effect to the Company’s Board of Directors not later than 14 days from receipt of notification from the Company that the Company is being liquidated, merged or demerged. The Company shall be entitled not to carry out the conversion and let the Lender participate in the liquidation, merger or demerger as if the conversion defacto had been carried out.

7.	Amendments as a Consequence of an IPO of the Company’s Shares

7.1	The Lender declares to be obligated to accept reasonable lock-up periods regarding a sale of the Company’s shares, which have been subscribed by the Lender in accordance with this debenture or which may be subscribed by the Lender in accordance with clause 4 above. A lock-up period shall be considered reasonable if it is recommended by the investment bank(s) which the Company uses in connection with the IPO and which apply to shareholders in the Company who owns 2 per cent or more of the Company’s share capital and to officers in the Company.

8.	Miscellaneous

8.1	In the event of discrepancies between the Danish and the English text the Danish text shall prevail.

8.2	Disagreements and disputes, if any, which arise between the parties regarding this debenture shall, if amicable settlement cannot be reached, be settled by Arbitration

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in Copenhagen according to the ICC-rules of arbitration and shall be settled according to Danish Law. The language of the proceedings shall be English.

8.3	This debenture shall be directly enforceable by the Bailiff’s Court according to the Danish Administration of Justice Act section 478, without the need of prior court ruling.

On behalf of TopoTarget A/S	On behalf of CuraGen Corporation

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EXHIBIT I

FAIR MARKET VALUE METHODOLOGY

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13

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.

EXHIBIT J

FORM OF PRESS RELEASE

14

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential Investment under Rule 24b-2 under the Securities Exchange Act of 1934.